Exhibit 10.40

LEASE

BETWEEN

BATTON ASSOCIATES, LLC, LESSOR

AND

VARIOUS, INC., LESSEE

220 Humboldt Court

Sunnyvale, California 94089

May 9, 2008

TABLE OF CONTENTS

Paragraph

Page

1.

Lease

1

2.

Term

2

3.

Monthly Base Rent

3

4.

Additional Rent; Operating Expenses and Taxes

3

5.

Payment of Rent

7

6.

Security Deposit

7

7.

Use

8

8.

Environmental Matters

8

9.

Taxes on Lessee’s Property

10

10.

Insurance

11

11.

Indemnification

12

12.

Tenant Improvement Work

13

13.

Maintenance and Repairs; Alterations; Surrender and Restoration

15

14.

Utilities and Services

18

15.

Liens

18

16.

Assignment and Subletting

19

17.

Non-Waiver

22

18.

Holding Over

23

19.

Damage or Destruction

23

20.

Eminent Domain

26

21.

Remedies

26

22.

Lessee’s Property

28

23.

Notices

28

24.

Estoppel Certificates

29

25.

Parking

29

26.

Signage

29

27.

Real Estate Brokers

29

28.

Subordination; Attornment

30

29.

No Termination Right

30

30.

Lessor’s Entry

31

31.

Attorneys’ Fees

31

32.

Compliance with CC&Rs

31

33.

Quiet Possession

31

34.

Force Majeure

31

35.

Right of First Refusal to Purchase the Property

31

36.

General Provisions

35

SCHEDULE OF EXHIBITS

EXHIBIT “A”

Legal Description

EXHIBIT “B”

Lessor’s FF&E

EXHIBIT “C”

Commencement Memorandum

L E A S E

220 Humboldt Court

Sunnyvale, California 94089

THIS LEASE, referred to herein as “this Lease,” dated for reference purposes as of May 9, 2008, is made and entered into by and between BATTON ASSOCIATES, LLC, a California limited liability company (“Lessor”), and VARIOUS, INC., a California corporation (“Lessee”).

RECITALS:

A.

Lessor is the owner of the real property commonly referred to as 220 Humboldt Court, Sunnyvale, California 94089, more particularly described on Exhibit “A” attached hereto and incorporated by reference herein, consisting of a parcel of land containing approximately 3.55 acres, together with all easements and appurtenances thereto (the “Land”), and the existing building thereon containing approximately 50,112 rentable square feet (the “Building”), and all other improvements located thereon.  The Building and the other improvements are hereafter referred to collectively as the “Improvements.”  The Land and the Improvements are hereafter referred to collectively as the “Property.”

B.

Lessor and Lessee wish to enter into this Lease upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.

.

Lease.

(a)

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, at the rental and upon the terms and conditions set forth herein, the Property, during the term of this Lease.  The total number of rentable square feet in the Building shall be confirmed in writing by Lessor to Lessee, subject to Lessee’s written approval.

(b)

Lessor grants to Lessee, at no additional cost to Lessee, the right to use such items of the existing furniture, data/voice wiring, and approximately 196 cubicles owned by Lessor and currently located in the Building as of the date hereof (“Lessor’s FF&E”) that Lessee elects to use.  An inventory of Lessor’s FF&E is attached hereto as Exhibit “B.”  Except for the cubicles which shall remain in the Building, Lessee will advise Lessor in writing of any items on Exhibit “B” which Lessee elects not to use within thirty (30) days after the date of this Lease and, upon request by Lessee, Lessor shall remove such items from the Building at no cost to Lessee prior to Commencement Date.  A new Exhibit “B-1” shall be prepared and initialed by the parties and attached hereto listing Lessor’s FF&E which Lessee elects to use after such removal.  Except for Lessor’s FF&E which Lessee elects not to use and which Lessor removes from the Building, all of Lessor’s FF&E shall remain the property of Lessor and shall be returned by Lessee to Lessor upon the expiration or earlier termination of this Lease in its condition at that time.

2.

Term.

(a)

The term of this Lease (the “term”) shall commence on July 1, 2008 (the “Commencement Date”), subject to the prior satisfaction of the conditions set forth in Paragraph 2(c).  The Commencement Date shall be confirmed in writing by Lessor and Lessee by the execution and delivery of the Commencement Memorandum in the form attached hereto as Exhibit “C” and incorporated by reference herein.

(b)

The term of this Lease shall expire (the “Expiration Date”) on October 31, 2015, unless sooner terminated in accordance with the provisions hereof.

(c)

The commencement of the term of this Lease on the Commencement Date specified in Paragraph 2(a) shall be subject to the prior satisfaction of the following conditions: (1) the prior execution and delivery of this Lease by the parties, (2) the payment by Lessee to Lessor upon the execution and delivery of this Lease of the sum of Eighty-three Thousand One Hundred Eighty-five and Ninety-two Hundredths Dollars ($83,185.92) representing the Monthly Base Rent for the month of November 2008, and (3) the payment by Lessee to Lessor concurrently with the execution and delivery of this Lease of the sum of One Hundred Twenty Thousand Two Hundred Fifty-seven Dollars ($120,257.00) as the Security Deposit referred to in Paragraph 6(a).  Lessor warrants that on the Commencement Date the Building and the parking area on the Property will be in compliance with the Americans With Disabilities Act (ADA), applicable building codes, and all other applicable ordinances, regulations, laws, and requirements of all governmental agencies or authorities (collectively, “Laws”), and with all of the systems of the Building in good operating condition and repair, including, but not limited to, the HVAC system, mechanical, lighting, electrical, life safety, and plumbing systems, with the ceiling tiles in good condition, and with the roof in good condition and the roof membrane water tight.

The parties acknowledge that Lessee has elected to occupy the Property prior to the construction of the Tenant Improvement Work in the Building referred to in Paragraph 12(a).

(d)

If for any reason the Building and other Improvements are not in the condition referred to in Paragraph 2(c) on the Commencement Date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, except that in such case Lessee shall not be obligated to begin paying Operating Expenses and Taxes pursuant to Paragraph 4(a)or Monthly Base Rent pursuant to paragraph 3(a) until the Building is delivered to Lessee in the condition referred to in Paragraph 2(c) above.  Lessor shall use its good faith diligent efforts to see to it that the Property and the Building and the other Improvements on the Property are in the condition referred to in Paragraph 2(c) by July 1, 2008, subject to the satisfaction of the following conditions:(1) Lessee shall have executed and delivered to Lessor two (2) copies of this Lease on or before May 15, 2008; and (2) concurrently with the execution and delivery of this Lease, Lessee shall have paid to Lessor the Monthly Base Rent for the month of November 2008, and the Security Deposit referred to in Paragraph 2(c).  If the Property and the Building are not delivered to Lessee in the condition referred to in Paragraph 2(c) by December 1, 2008, plus the number of days of delay by Lessee in satisfying the conditions referred to in the preceding sentence, (“Lessee Delays”), Lessee may, at its option, by notice in writing received by Lessor after December 1, 2008, plus the period of Lessee Delays, if any, and before the date possession is so delivered, cancel this

Lease, in which event Lessor shall promptly refund the Monthly Base Rent for November 2008 and the Security Deposit to Lessee, and the parties shall be discharged from all further obligations hereunder.  If such written notice is not received by Lessor on or before the date possession is so delivered by Lessor to Lessee, Lessee’s right to cancel this Lease pursuant to this Paragraph 2(d) shall terminate and be of no further force or effect.

(e)

Subject to the satisfaction of conditions (1) and (2) set forth in Paragraph 2(c), and the delivery by Lessee to Lessor of written evidence that Lessee’s commercial general liability insurance coverage required by Paragraph 10(a) is in effect, Lessee and Lessee’s vendors and contractors shall have access to the Building on May 30, 2008 for the purpose of the installation by Lessee at Lessee’s expense of Lessee’s telephone system, network wiring, and data communications equipment; provided that Lessee shall cooperate with Lessor to cause such activities to be performed in a manner that does not interfere with any work by Lessor in or about the Building or the Property necessary to place the Property in the condition referred to in Paragraph 2(c).

3.

Monthly Base Rent.

(a)

Subject to Paragraph 2(d), commencing on July 1, 2008 and continuing on the first day of each calendar month thereafter during the term, Lessee shall pay to Lessor without prior notice or demand, or deduction or offset, except as otherwise provided herein in monthly installments in advance Monthly Base Rent, in lawful money of the United States, as follows:

   Period

Monthly Base Rent/NNN

        (50,112 RSF)

July 1, 2008 – October 31, 2008

$  0.00

November 1, 2008 – June 30, 2009

$  83,185.92

July 1, 2009 – June 30, 2010

$  86,097.43

July 1, 2010 – June 30, 2011

$  89,110.83

July 1, 2011 – June 30, 2012

$  92,229.72

July 1, 2012 – June 30, 2013

$  95,457.76

July 1, 2013 – June 30, 2014

$  98,798.78

July 1, 2014 – October 31, 2015

$102,256.73

(b)

Upon the execution and delivery of this Lease by Lessor and Lessee, Lessee shall pay to Lessor the sum of Eight-three Thousand One Hundred Eighty-five and Ninety-two Hundredths Dollars ($83,185.92), representing the Monthly Base Rent for the month of November, 2008.  Monthly Base Rent for a partial calendar month at the commencement or expiration of the term shall be prorated on the basis of the actual number of days in such month.

4.

Additional Rent; Operating Expenses and Taxes.

(a)

In addition to the Monthly Base Rent payable by Lessee pursuant to Paragraph 4, Lessee shall pay to Lessor commencing on September 1, 2008, and continuing thereafter during the entire term of this Lease as “Additional Rent” (1) the total Operating Expenses of the Property, and (2) the total real property taxes and assessments levied or assessed against the Property in accordance with Paragraph 4(c) hereof.

(b)

“Operating Expenses” as used herein shall include all direct costs actually incurred by Lessor in the management, operation, maintenance, repair, and replacement of the Property, including the cost of all maintenance, repairs, and restoration of the Property performed by Lessor pursuant to Paragraphs 13(b) and 13(c) hereof, determined in accordance with generally accepted accounting principles (unless excluded by this Lease), including, but not limited to:

Personal property taxes related to the Property; any parking taxes or levies imposed on the Property in the future by any governmental agency; a management fee not to exceed three percent (3%) of the Monthly Base Rent payable by Lessee under this Lease, which management fee shall be payable to Lessor, any affiliate of Lessor, or an independent property manager selected by Lessor; water and sewer charges; waste disposal; insurance premiums for insurance coverages maintained by Lessor pursuant to Paragraph 10(b) hereof; license, permit, and inspection fees; all charges for electricity, heating, air conditioning, gas, and any other utilities (including, without limitation, any temporary or permanent utility surcharge or other exaction) except to the extent that such utilities are paid directly by Lessee pursuant to Paragraph 14(a); maintenance, repair, and replacement of the roof membrane; maintenance and replacement of floor and window coverings; repair, maintenance, and replacement of the heating, ventilating, air conditioning, mechanical and electrical systems (including a contract between Lessor and an HVAC service company for the periodic service, repairs, and replacement of parts to the HVAC system in the Building pursuant to Paragraph 13(c)), plumbing and sewage systems; landscaping, gardening, and tree trimming; glazing; repair, maintenance, cleaning, sweeping, striping, and resurfacing of the parking area; exterior Building lighting and parking lot lighting; supplies, materials, equipment and tools used in the maintenance of the Property; costs for accounting services incurred in the calculation of Operating Expenses and Taxes as defined herein; and the cost of capital expenditures for any improvements or changes to the Building or any other part of the Property (1) that are required by laws, ordinances, or other governmental regulations adopted after the Commencement Date; (2) that are voluntarily made by Lessor which are intended to have the effect of reducing Operating Expenses, provided, however, that with respect to capital improvements made to save Operating Expenses the amortization thereof shall not be at a rate greater than the actual savings in Operating Expenses; (3) that are required because of Lessee’s specific use of the Property; or (4) that are reasonably necessary in Lessor’s judgment to maintain the Property in good operating condition and repair, provided that Lessor shall amortize the cost of said improvements referred to in the foregoing clauses (1), (2), (3), or (4) and expenditures (including insurance deductible amounts if the improvements damaged are repaired or reconstructed) over the useful life of said improvements (together with interest on the unamortized balance at the rate equal to the effective rate of interest actually charged to Lessor for its borrowings for capital expenditures, but in no event in excess of ten percent (10%) per annum) as an Operating Expense in accordance with generally accepted accounting principles.  Operating Expenses shall also include any other expenses or charges, whether or not described herein, not specifically excluded by other provisions of this Lease, which in accordance with generally accepted accounting principles would be considered an expense of managing, operating, maintaining, and repairing the Property.

(c)

Real property taxes and assessments levied or assessed against the Property, during the term of this Lease are referred to herein as “Taxes.”

As used herein, “Taxes” shall mean:

(1)

all real estate taxes, assessments and any other taxes levied or assessed against the Property, including the Land, the Building, and all improvements located thereon, and including any increase in Taxes resulting from a reassessment following any transfer of ownership of the Property or any interest therein or following any improvements to the Property; and

(2)

all other taxes which may be levied in lieu of real estate taxes, assessments, and other fees, charges, and levies, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature by any authority having the direct or indirect power to tax, including without limitation any governmental authority or any improvement or other district or division thereof, for public improvements, services, or benefits which are assessed, levied, confirmed, imposed, or become a lien (1) upon the Property, and/or any legal or equitable interest of Lessor in any part thereof; or (2) upon this transaction or any document to which Lessee is a party creating or transferring any interest in the Property; and (3) any tax or excise, however described, imposed in addition to, or in substitution partially or totally of, any tax previously included within the definition of “Taxes” or any tax the nature of which was previously included in the definition “Taxes.”

Not included within the definition of “Taxes” are any net income, profits, franchise, estate, gift, or inheritance taxes imposed by any governmental authority.  “Taxes” also shall not include penalties or interest charges assessed on delinquent Taxes, provided that Lessee has not been in default in the payment of rent.

With respect to any assessments which may be levied against or upon the Property, or the Land, which under applicable Laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, only the amount of such annual installment (with appropriate proration of any partial year) and statutory interest shall be included within the computation of the annual Taxes levied against the Property.

(d)

Notwithstanding anything in Paragraphs 4(b) or 4(c) to the contrary, the following costs (“Costs”) shall be excluded from the definition of Operating Expenses:

(1)

Costs, fines, penalties, or interest incurred by the acts, omissions or violations of law by Lessor, or its agents, employees or contractors;

(2)

Costs for which Lessor is entitled to receive reimbursement from others, including reimbursement from insurance;

(3)

Interest, charges, fees, and like carrying costs incurred on debt or payments on any deed of trust or ground lease on the Property of which Lessor is debtor, trustor, or lessee;

(4)

Costs incurred in repairing, maintaining or replacing any structural elements of the Building for which Lessor is responsible pursuant to Paragraph 13(a) hereof;

(5)

Any wages, bonuses or other compensation of employees of Lessor, including fringe benefits, or any fee, office overhead, general and administrative expenses, or accounting charges paid to Lessor or its affiliates for management and administration of the Property in excess of the management fee referred to in Paragraph 4(b);

(6)

Costs in the nature of depreciation, amortization or other expense reserves;

(7)

Leasing expenses and broker commissions payable by Lessor;

(8)

Costs incurred as a result of casualties or by the exercise of the power of eminent domain; and

(9)

Costs which are properly capitalized under generally accepted accounting principles, except to the extent those costs (including interest thereon) are incurred after the Commencement Date and are amortized on a straight line basis over the useful life of the capital item in question, determined in accordance with Paragraph 4(b) above.

Lessor shall at all times use its diligent good faith efforts to operate the Property in an economically reasonable manner at costs not disproportionately higher than those experienced by other comparable property in the market area in which the Property is located.

(e)

Operating Expenses and Taxes shall be payable by Lessee to Lessor within thirty (30) days after receipt by Lessee of an invoice from Lessor specifying the nature of the Operating Expenses or Taxes for which payment is requested and the amount payable by Lessee.

(f)

Lessee or Lessee’s accountants shall have the right to inspect and audit Lessor’s books and records with respect to this Lease once each calendar year to verify actual Operating Expenses and/or Taxes.  Lessor’s books and records shall be kept in accordance with generally accepted accounting principles.  If Lessee’s audit of the Operating Expenses and/or Taxes for any year reveals a net overcharge of more than five percent (5%), Lessor shall promptly reimburse Lessee for the cost of the audit and the amount of any overcharge shall be credited to Operating Expenses and/or Taxes next due hereunder; otherwise Lessee shall bear the cost of Lessee’s audit.

(g)

Notwithstanding the expiration or termination of this Lease, within thirty (30) days after receipt by Lessee of an invoice from Lessor for any Operating Expenses or Taxes payable by Lessee for the calendar year in which this Lease expires or terminates, Lessee shall pay to Lessor any such amount due as shown on such invoice.  Lessee’s obligations under this subparagraph (g) shall survive the expiration or termination of this Lease.  If it is determined that Lessor has collected from Lessee more Operating Expenses or Taxes than are due for the calendar year in which this Lease expires or terminates, Lessor shall refund the amount of the overpayment to Lessee as soon as reasonably possible.  Neither Lessor nor Lessee shall have the right to make any claim against the other for payment of additional Operating Expenses or Taxes, or for a refund or adjustment in the amount of Operating Expenses or Taxes previously paid, for any calendar year of the term after the expiration of one year following the end of the calendar year in question.

5.

Payment of Rent.

(a)

All rent shall be due and payable by Lessee in lawful money of the United States of America at the address of Lessor set forth in Paragraph 23, “Notices,” without deduction or offset and without prior demand or notice, unless otherwise specified herein.  Monthly Base Rent shall be payable monthly, in advance, commencing November 1, 2008 and continuing on the first (1st) day of each calendar month thereafter during the term of this Lease, except that the Monthly Base Rent for the month of November, 2008 shall be paid by Lessee upon the execution and delivery of this Lease by Lessor and Lessee pursuant to Paragraph 2(c) hereof.  Lessee’s obligation to pay the Operating Expenses and Taxes of the Property shall commence on September 1, 2008, and shall continue thereafter during the term of this Lease as billed by Lessor.  The term “rent” as used in this Lease shall include all sums payable by Lessee hereunder.

(b)

If any installment of Monthly Base Rent, Additional Rent or any other sum due from Lessee is not received by Lessor within five (5) days after the same is due, Lessee shall pay to Lessor an additional sum equal to five percent (5%) of the amount overdue as a late charge.  The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of the late payment by Lessee.  Acceptance of any late charge shall not constitute a waiver of Lessee’s default with respect to the overdue amount.  Any amount not paid within ten (10) days after Lessee’s receipt of written notice that such amount is due shall bear interest from the date due until paid at the rate of ten percent (10%) per annum.

Initials:  Lessor           HS

              Lessee         MHB

(c)

Notwithstanding the foregoing, no late charge or interest shall be due on the first (and only the first) late payment of rent by Lessee during any calendar year during the term of this Lease if Lessee establishes to Lessor’s reasonable satisfaction that the failure of Lessor to receive such payment within five (5) days after the receipt by Lessee of a written notice of delinquency from Lessor (by U.S. Mail, overnight courier, email, or facsimile) was caused by a delay in the normal delivery of the United States Mail as a result of the occurrence of a hurricane, tornado, flood, or similar event that delayed the delivery of U.S. Mail mailed from the location in the United States from which Lessee’s rent payment was mailed.

6.

Security Deposit.

(a)

Concurrently with the execution and delivery of this Lease by Lessor and Lessee, Lessee shall pay to Lessor the sum of One Hundred Twenty Thousand Two Hundred Fifty-seven Dollars ($120,257.00) (an amount equal to last month’s Monthly Base Rent ($102,257.00) plus last month’s estimated Operating Expenses and Taxes ($18,000.00) (the “Security Deposit”), as security for Lessee’s faithful performance of Lessee’s obligations under this Lease including, but not limited to, the payment of rent when due, the repair of any damage to the Property caused by Lessee, and the surrender of the Property and Lessor’s FF&E to Lessor on the expiration or sooner termination of the term in a clean condition, and otherwise in the condition required by Paragraph 13(f).  If Lessee fails to pay Monthly Base Rent or Additional Rent or any other charges due hereunder within applicable notice and cure periods, or if Lessee fails to surrender possession of the Property and Lessor’s FF&E on the Expiration Date or earlier termination date of the term in the condition required by Paragraph 13(f), or if Lessee otherwise is in breach under this Lease (as defined in Paragraph 21), Lessor may use, apply or retain all or any portion of said Security Deposit to the extent reasonably necessary to cure the breach, for the payment of any amount due Lessor, and to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys’ fees) which Lessor may suffer or incur by reason thereof.  If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within ten (10) days after written request therefor deposit with Lessor a sufficient amount to restore the Security Deposit to the original amount required by this Lease.  Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts.

(b)

Lessor shall, within thirty (30) days after the expiration or earlier termination of the term hereof, and provided Lessee has vacated the Property, return to Lessee (or, at Lessor’s option, to the last assignee, if any, of Lessee’s interest herein), that portion of the Security Deposit not used or applied by Lessor.  No part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any sum payable by Lessee under this Lease.  Lessee waives (1) California Civil Code Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the lease of commercial property (“Security Deposit Laws”) to the extent they attempt to limit or restrict the uses for which Lessor may apply the Security Deposit or the period to which Lessor may apply the Security Deposit to rent due prior to or following the termination of Lessee’s right to possession, notwithstanding the surrender of possession of the Property by Lessee; and (2) any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Notwithstanding anything to the contrary herein, the Security Deposit may be retained and applied by Lessor (A) to offset rent which is unpaid either before or after termination of this Lease, and (B) against other damages suffered by Lessor as a result of any breach by Lessee (as defined in Paragraph 21) before or after termination of this Lease.

7.

Use.  Lessee may use the Property for general offices, administration, marketing, internet services, media services, customer call center, research and development, and light assembly, and for no other use or purpose without Lessor’s prior written consent, which consent Lessor shall not unreasonably withhold, delay or condition, provided that (1) Lessee demonstrates to Lessor’s reasonable satisfaction that such other use is permitted by applicable laws and ordinances, (2) the manufacture of integrated circuits on the Property is expressly prohibited, and (3) any hazardous materials used by Lessee or any assignee or sublessee of Lessee on or about the Property in connection with such use are approved in writing by Lessor.  Any use of the Property by any sublessee or assignee pursuant to Paragraph 16 shall comply with the provisions of this Paragraph 7.

8.

Environmental Matters.

(a)

The term “Hazardous Materials” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, is regulated or monitored by any governmental authority pursuant to Environmental Laws as hereafter defined.  Hazardous Materials shall include, but not be limited to hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof.

(b)

Lessee shall not use, store, or transport to or from the Building or the Property, or dispose of any Hazardous Materials on or about the Property without Lessor’s prior written consent and timely compliance (at Lessee’s expense) with all Environmental laws, except for (1) ordinary and customary office supplies and cleaning materials which are used in the normal course of Lessee’s agreed use of the Property, and (2) such other Hazardous Materials the generation, possession, storage, use, transportation, or disposal of which in the quantities used by Lessee do not require a permit from any governmental authority.  All such Hazardous Materials (1) shall be used, stored, transported, and disposed of in strict compliance with Environmental Laws, and (2) shall be stored on the Property only in limited quantity required for Lessee’s business at the Property.  Except as otherwise specifically permitted by this Paragraph 8(b), Lessee shall not use, store, transport, or dispose of any Hazardous Materials in or about the Building or the Property.  Lessee shall not install any above or below ground storage tanks on the Property.  Without limiting the generality of the foregoing, Lessee shall, at its sole cost, comply with all Environmental Laws relating to its use of Hazardous Materials.  If Hazardous Materials are discovered at or about the Building or the Property in violation of Environmental Laws and such Hazardous Materials were used, stored, transported, or disposed of by Lessee, then Lessee shall, at Lessee’s sole expense, promptly take all action necessary to cause the Property to comply with all Environmental Laws with respect to such Hazardous Materials.  Upon Lessor’s request, Lessee shall deliver to Lessor (1) a copy of Lessee’s current Hazardous Materials Management Plan, if any, and any amendments or supplements thereto, or replacements thereof, from time to time during the term of this Lease, and (2) a copy of all Hazardous Materials reports or plans filed by Lessee with the City of Sunnyvale, if any, even though Lessee’s Hazardous Materials Management Plan and any such reports or plans filed with the City show that Lessee is not currently using any reportable Hazardous Materials on the Property.

(c)

“Environmental Laws” shall mean and include any Federal, State, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, or dangerous waste, substance, element, compound, mixture or material, as now or at any time hereafter in effect including, without limitation, California Health and Safety Code §§25100 et seq., §§25300 et seq., Sections 25281(f) and 25501 of the California Health and Safety Code, Section 13050 of the Water Code, the Federal Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §§9601 et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act, 42 U.S.C. §§9601 et seq., the Federal Toxic Substances Control Act, 15 U.S.C. §§2601 et seq., the Federal Resource Conservation and Recovery Act as amended, 42 U.S.C. §§6901 et seq., the Federal Hazardous Material Transportation Act, 49 U.S.C. §§1801 et seq., the Federal Clean Air Act, 42 U.S.C. §7401 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., the River and Harbors Act of 1899, 33 U.S.C. §§401 et seq., and all rules and regulations of the EPA, the California Environmental Protection Agency, or any other state or federal department, board or any other agency or governmental board or entity generally having jurisdiction over the environment, as any of the foregoing have been, or are hereafter amended.

(d)

If Lessee knows that Hazardous Materials have come to be located in, on, or under the Building, or if there is objective evidence that Hazardous Materials have come to be located in, on, under, or about the Property, other than as permitted under this Lease or previously consented to in writing by Lessor, Lessee shall immediately give written notice to Lessor of such fact and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Materials.

(e)

Lessee and Lessee’s agents, employees, and contractors shall not cause any Hazardous Materials to be discharged into the plumbing or sewage system of the Building or into or onto the Land underlying or adjacent to the Building in violation of any Environmental Laws.  Lessee shall promptly, at Lessee’s expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination in violation of Environmental Laws or the terms of this Lease caused by Lessee or caused by any of Lessee’s employees, agents, or contractors, and for the maintenance, security and/or monitoring of the Property or neighboring properties if such contamination is caused by a release or emission of any Hazardous Materials by Lessee or by any of Lessee’s employees, agents, or contractors.

(f)

Lessee shall indemnify, defend with counsel reasonably acceptable to Lessor, and hold Lessor harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys’ fees, consultant and expert fees) (“Claims”) arising during or after the term (as such may be extended) from the use, storage, transportation, release, disposal, discharge, or emission of Hazardous Materials at or about the Building or the Property by Lessee, or Lessee’s employees, agents, contractors, invitees, or sublessees (collectively, “Lessee Parties”), in violation of Environmental Laws or the terms of this Lease.  Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision and any repairs to the Building or the Property required in connection therewith.  The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

(g)

Prior to the expiration of the term and the surrender of possession of the Property by Lessee to Lessor, in the event that Lessee or any sublessee during the term of this Lease has used Hazardous Materials on the Property for which a permit is required, Lessee shall obtain at Lessee’s expense an environmental closure report certified by the appropriate department of the City of Sunnyvale (“Certified Closure Report”) and a copy of such Certified Closure Report shall be delivered to Lessor if such report is required by the City of Sunnyvale or applicable law .  Such closure shall include the removal and remediation at Lessee’s expense of any Hazardous Materials in, on, under, or about the Property released or discharged by Lessee, its Permitted Affiliates, sublessees, assignees, employees, agents, contractors, or invitees (1) referred to in the environmental closure report prepared by the City of Sunnyvale, or (2) as may be required by the City as a condition to the issuance by the City of a Certified Closure Report that does not recommend or require further clean up or other similar action.

(h)

Lessee shall not be responsible under this Lease for any Hazardous Materials present on the Property that were not released by Lessee or its employees, agents, contractors, invitees, or sublessees.

(i)

The provisions of this Paragraph 8 shall survive the expiration or earlier termination of the term of this Lease.

9.

Taxes on Lessee’s Property.  Lessee shall pay before delinquency, or reimburse Lessor upon demand, for any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the term upon (1) Lessee’s equipment, trade fixtures, furniture, and personal property installed or located in the Building, and (2) Lessor’s FF&E referred to in Paragraph 1(b).

10.

Insurance.

(a)

Lessee shall, at Lessee’s sole cost and expense, provide and keep in force commencing with the commencement date of Lessee’s early access to the Property pursuant to Paragraph 2(e) and continuing during the Lease term, a commercial general liability and umbrella insurance policy with a recognized casualty insurance company qualified to do business in California, with a Three Million Dollars ($3,000,000.00) combined limit.  Lessee’s commercial general liability policy shall contain cross liability endorsements, shall contain contractual liability coverage, shall include general liability coverage insuring for bodily injury and property damage to Lessor’s FF&E, and shall include Lessor and W.F. Batton Management Company, Lessor’s property manager, as additional insureds.  All such insurance carried by Lessee shall be in a form reasonably satisfactory to Lessor and its mortgage lender and shall be carried with companies that have a general policyholder’s rating of not less than A-VIII in the most current edition of Best’s Insurance Reports; shall provide that the insurer shall endeavor to give Lessor at least thirty (30) days’ prior written notice before reduction or cancellation of coverage; and such coverage shall be primary and not contributory.  Prior to the early occupancy of the Property by Lessee, and upon renewal of such policies not less than thirty (30) days prior to the expiration of the term of such coverage, Lessee shall deliver to Lessor certificates of insurance confirming such coverage, together with evidence of the payment of the premium therefor.  If Lessee fails to procure and maintain the insurance required hereunder within five (5) days after receipt by Lessee of written notice from Lessor, Lessor may, but shall not be required to, order such insurance at Lessee’s expense and Lessee shall reimburse Lessor for all costs incurred by Lessor with respect thereto.  Lessee’s reimbursement to Lessor for such amounts shall be deemed Additional Rent, and shall include all sums disbursed, incurred or deposited by Lessor, including Lessor’s costs, expenses and reasonable attorneys’ fees with interest thereon at the Interest Rate. Lessee shall also carry at Lessee’s expense property insurance coverage on Lessor’s FF&E naming Lessor as insured and with loss payable to Lessor.

(b)

Subject to the provisions of Paragraphs 4(a), 4(b), and 4(d), Lessor shall obtain and carry in Lessor’s name, as insured, during the term of this Lease, “all risk” property insurance coverage in an amount equal to the full replacement cost of the Building and Improvements (with rental loss insurance coverage for a period of one year) (“Lessor’s property insurance”), flood insurance (but only if required by Lessor’s lender), commercial general liability insurance, and insurance against such other risks or casualties as Lessor shall reasonably determine, including, but not limited to, insurance coverages required of Lessor by the beneficiary of any deed of trust which encumbers the Property (including earthquake and terrorism insurance coverage, but only if required by Lessor’s lender), insuring Lessor’s interest in the Property, any other improvements to the Property constructed by Lessor, or by Lessee with Lessor’s prior written approval, in an amount not less than the full replacement cost of the Building and all other Improvements from time to time.  The proceeds of any such insurance shall be payable solely to Lessor and Lessee shall have no right or interest therein.  Lessor shall have no obligation to insure against loss by Lessee to Lessee’s equipment, furniture, fixtures, inventory, or other personal property of Lessee in, on, or about the Building occurring from any cause whatsoever.  Lessor’s commercial general liability insurance shall provide for contractual liability coverage of Lessor’s indemnity referred to in Paragraph 11(b).  Lessee, at Lessee’s expense, and not Lessor, shall insure Lessor’s FF&E in, on, or about the Building that Lessee has the right to use without charge.

(c)

Notwithstanding anything to the contrary contained in this Lease, the parties release each other, and their respective authorized representatives, employees, officers, directors, shareholders, managers, members, assignees, subtenants, and property managers, from any Claims for damage to the Property and to the fixtures, personal property, leasehold improvements and alterations of either Lessor or Lessee in or on the Property that are caused by or result from risks required by this Lease to be insured against or actually insured against under any property insurance policies carried by the parties and in force at the time of any such damage, whichever is greater. This waiver applies whether or not the loss is due to the negligent acts or omissions of Lessor or Lessee or their respective authorized representatives, shareholders, managers, members, assignees, subtenants, successors, officers, directors, employees, agents, contractors, or invitees.  All of Lessor’s and Lessee’s repair and indemnity obligations under this Lease shall be subject to the waiver contained in this Paragraph 10(c).

(d)

Each party shall cause each property insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with the above waiver and any damage covered by any policy; provided, however, that such provision or endorsement shall not be required if the applicable policy of insurance permits the named insured to waive rights of subrogation on a blanket basis, in which case the blanket waiver shall be acceptable.  Neither party shall be liable to the other for any property loss or damage caused by fire or any of the risks insured against (or required to be insured against) under any insurance policy carried pursuant to this Lease.

11.

Indemnification.

(a)

Subject to Paragraphs 11(c) and 11(d), Lessee shall indemnify, defend, and hold Lessor harmless from all Claims, suits, actions, or liabilities for personal injury, death or for loss or damage to property (1) that arise from any activity, work, or thing done or permitted by Lessee in or about the Property, (2) for bodily injury or damage to property which arises in or about the Property to the extent the injury or damage to property results from the negligent acts or omissions of Lessee, its employees, agents, or contractors, or (3) that are based on any Event of Default by Lessee in the performance of any obligation on Lessee’s part to be performed under this Lease, except to the extent caused by the gross negligent or willful misconduct of Lessor or its employees, agents, or contractors or a breach by Lessor of its obligations under this Lease.  Lessee also waives all claims against Lessor for damages to property, or to goods, wares, and merchandise stored in, upon, or about the Building or the Property, and for injuries to persons in, upon, or about the Building or the Property from any cause arising at any time, except as may be caused by the gross negligence or willful misconduct of Lessor or its employees, agents or contractors or the breach by Lessor of its obligations under this Lease.

(b)

Subject to Paragraphs 10(c) and 10(d), Lessor shall indemnify, defend, and hold Lessee harmless from all Claims for personal injury, death or for loss or damage to property (1) that arise from bodily injury or damage to property in or about the Property to the extent the injury or damage to property results from the gross negligent or willful misconduct of Lessor, its employees, agents or contractors, or (2) that are based on any breach or default by Lessor in the performance of any obligation on Lessor’s part to be performed under this Lease, except to the extent caused by the negligence or willful misconduct of Lessee or its employees, agents or contractors or a breach by Lessee of its obligations under this Lease.

(c)

The foregoing indemnities by Lessee and Lessor shall also include reasonable costs, expenses and attorneys’ fees incurred in connection with any indemnified claim or incurred by the indemnitee in successfully establishing the right to indemnity.  The indemnitor shall have the right to assume the defense of any claim subject to the foregoing indemnities with counsel reasonably satisfactory to the indemnitee.  The indemnitee agrees to cooperate fully with the indemnitor and its counsel in any matter where the indemnitor elects to defend, provided the indemnitor shall promptly reimburse the indemnitee for reasonable costs and expenses incurred in connection with its duty to cooperate.

The foregoing indemnities are conditioned upon the indemnitee providing reasonably prompt notice to the indemnitor of any claim or occurrence that is likely to give rise to a claim, suit, action or liability that will fall within the scope of the foregoing indemnities, along with sufficient details that will enable the indemnitor to make a reasonable investigation of the claim.

When the claim is caused by the joint negligence or willful misconduct of Lessee and Lessor or by the indemnitor party and a third party unrelated to the indemnitor party (except indemnitor’s agents, officers, employees or invitees), the indemnitor’s duty to indemnify and defend shall be proportionate to the indemnitor’s allocable share of joint negligence or willful misconduct.

(d)

Notwithstanding anything to the contrary contained herein, Lessor shall not be liable to Lessee, or to any of Lessee’s employees, agents, contractors, or invitees, for any damage because of any act or negligence of any owner or occupant of adjoining or contiguous property, or other third person, or for overflow, breakage, or leakage of water, steam, gas, or electricity from pipes, wires, or otherwise in the Building.

12.

Tenant Improvement Work.

(a)

Promptly after the execution and delivery of this Lease, Lessee shall prepare and deliver to Lessor a floor plan (“Preliminary Plans”) showing the improvements (“Tenant Improvement Work”) to be made by Lessee to the Building.  As used in this Lease, the term “Tenant Improvement Work” also includes all architectural, engineering and other design fees, and City permit and inspection fees.  Lessee intends to install a computer data center, customer call center, and a food and dining area in the Building as part of the Tenant Improvement Work.  Lessor shall promptly approve the Preliminary Plans or, subject to the uses described above, disapprove the same, describing the matters that are not approved and specifying the reasons therefor, provided that Lessor’s approval of the Preliminary Plans shall not be unreasonably withheld, delayed or conditioned.  Following approval by Lessor of the Preliminary Plans, Lessee shall cause to be prepared, as quickly as possible, final plans and specifications (“Final Plans”) for the Tenant Improvement Work and a final estimate of the total cost of the work (“Final Cost Estimate”).  Lessee shall deliver copies of the Final Plans to Lessor for Lessor’s written approval, which approval shall promptly be granted by Lessor, provided that the Final Plans conform to or represent logical evolutions of, or development from, the work described in the Preliminary Plans previously approved by Lessor.  Lessee shall also deliver to Lessor a copy of the Final Cost Estimate for Lessor’s information.  Lessee shall have the right to make nonmaterial changes to the Final Plans, without Lessor’s prior written approval, but Lessee shall not make material changes to the Final Plans without Lessor’s prior written approval, which approval shall not be unreasonably withheld by Lessor.  If Lessor disapproves any material change to the Final Plans proposed by Lessee, the parties shall confer and negotiate in good faith to reach agreement on modifications to the Final Plans, as a consequence of such change.  As soon as all such matters are approved by Lessor and Lessee, Lessee shall submit the Final Plans to all appropriate governmental agencies and thereafter the Lessee shall use its commercially reasonable efforts to obtain required governmental approvals to construct the Tenant Improvement Work as soon as practicable.  Lessor may condition Lessor’s approval of the Final Plans upon Lessee’s agreement in writing to remove, at Lessee’s expense upon the expiration or sooner termination of this Lease, any specialized improvements constructed by Lessee in the Building that in Lessor’s reasonable judgment may need to be removed in order to facilitate the leasing of the Building to future tenants.

(b)

The Final Plans shall show all trade fixtures to be installed in the Building solely at Lessee’s expense (they shall not be purchased with Lessor’s Tenant Improvement Allowance or Additional Tenant Improvement Allowance) (“Lessee’s Trade Fixtures”).  Lessee’s Trade Fixtures shall remain the property of Lessee and may be removed from the Building by Lessee upon the expiration or sooner termination of this Lease, provided that Lessee repairs all damage to the Building caused by such removal.  Notwithstanding the foregoing, Lessor may condition Lessor’s approval of the Final Plans upon certain trade fixtures specified by Lessor remaining in the Building upon the expiration or sooner termination of the Lease, in which event Lessee may use the Tenant Improvement Allowance, and the Additional Tenant Improvement Allowance, if applicable, to pay the cost thereof.

(c)

Lessor shall contribute the sum of Two Hundred Fifty Thousand Five Hundred Sixty Dollars ($250,560.00) ($5.00 per rentable square foot of the Building) (“Tenant Improvement Allowance”) to defray the cost of the Tenant Improvement Work.   Upon receipt by Lessor of a written request from Lessee delivered to Lessor concurrently with the delivery to Lessor of copies of the Final Plans and Final Cost Estimate, Lessor shall also agree to contribute an additional sum of up to Two Hundred Fifty Thousand Five Hundred Sixty Dollars ($250,560.00) ($5.00 per rentable square foot of the Building) (the “Additional Tenant Improvement Allowance”) to the cost of the Tenant Improvement Work, provided that (1) Lessor and Lessee approve in writing the written scope of the additional Tenant Improvement Work, which approval shall not be unreasonably withheld, conditioned or delayed, and (2) the amount of the Additional Tenant Improvement Allowance, plus ten percent (10%) interest per year on the unpaid balance thereof from time to time, shall be amortized on a straight line basis over the term of this Lease and added to and paid by Lessee to Lessor with the Monthly Base Rent, commencing as of the first day of the calendar month after the month in which the Tenant Improvement Work is completed, and continuing in monthly installments during the remaining term of this Lease.  Lessee shall pay the entire cost of the Tenant Improvement Work in excess of Lessor’s Tenant Improvement Allowance (and the Additional Tenant Improvement Allowance if applicable) (“Lessee’s Contribution”).  Lessor’s Tenant Improvement Allowance and Additional Tenant Improvement Allowance, if applicable, shall be paid by Lessor to Lessee in monthly installments promptly following receipt by Lessor of copies of the general contractor’s progress billings to Lessee.  The amount of such monthly installments paid by Lessor to Lessee shall be in the proportion that the sum of Lessor’s Tenant Improvement Allowance and Additional Tenant Improvement Allowance (if applicable) bears to the Final Cost Estimate of the Tenant Improvement Work.  There shall be deducted from Lessor’s monthly payments Lessor’s proportionate share of the ten percent (10%) retention, which proportionate share shall be paid by Lessor to Lessee concurrently with the payment by Lessee to the contractor of the total retention upon satisfaction of the conditions in the construction contract for the payment thereof.  Notwithstanding the foregoing, Lessor shall be released from the obligation to disburse any undisbursed portion of the Tenant Improvement Allowance or Additional Tenant Improvement Allowance for any Tenant Improvement Work not completed prior to the first anniversary of the Commencement Date of the term.

(d)

Lessee shall enter into a Construction Contract with a general contractor approved by Lessor for the construction of the Tenant Improvement Work.  At least ten (10) days prior to the performance of any Tenant Improvement Work by Lessee’s contractor, Lessee shall notify Lessor in writing of the planned commencement date of the Tenant Improvement Work so that Lessor can timely file a Notice of Nonresponsibility.  The Tenant Improvement Work, including the additional Tenant Improvement Work requested by Lessee which is approved by Lessor, shall be constructed by a general contractor selected by Lessee under the supervision of Lessee.  The Tenant Improvement Work shall be constructed in accordance with the approved Final Plans (and any written change orders approved in writing by Lessor), in compliance with all building codes and all applicable laws, and in a good and workmanlike manner, free of defects in workmanship and materials, using only new materials and equipment of good quality, and free of liens.  Upon completion of the Tenant Improvement Work, Lessee shall deliver to Lessor a complete set of “as built” drawings of the Building showing the Tenant Improvement Work constructed therein.

(e)

Subject to completion of the Tenant Improvement Work, and except as otherwise expressly provided herein, Lessee waives all right to make repairs at the expense of Lessor, or to deduct the costs thereof from the rent, and Lessee waives all rights under Section 1941 and 1942 of the Civil Code of the State of California.

13.

Maintenance and Repairs; Alterations; Surrender and Restoration.

(a)

Lessor shall, at Lessor’s sole expense, keep in good order, condition, and repair and replace when necessary, the structural elements of the roof, excluding the roof membrane, but subject to Lessor’s obligation pursuant to Paragraph 2(c) to perform any repairs to the roof membrane necessary to put the roof membrane in a good and water tight condition prior to the Commencement Date at Lessor’s expense (and not as a deduction from the Tenant Improvement Allowance), the foundation and exterior walls (except the interior faces thereof) of the Building, excluding any alterations, structural or otherwise, made by Lessee to the Building which are not approved in writing by Lessor prior to the construction or installation thereof by Lessee.  Subject to the applicable conditions of Paragraphs 19 and 20 hereof, Lessor shall perform and construct, and Lessee shall not be responsible for performing or constructing, any repairs, maintenance, or improvements (1) required as a result of any casualty damage or as a result of any taking pursuant to the exercise of the power of eminent domain, or (2) for which Lessor receives reimbursement from third parties based on construction or other warranties, contractor guarantees, or insurance claims.  Lessor shall use its good faith diligent efforts to collect any such sums.

(b)

In addition to the items referred to in Paragraph 4(b), Lessor shall, repair, maintain, and replace as needed, as an Operating Expense pursuant to Paragraph 4 hereof, the roof membrane (subject to Lessor’s obligation with respect to the roof membrane referred to in

Paragraph 2(c) and Paragraph 13(a) above), ceiling glass, exterior glass and glazing, the Building’s electrical, plumbing and life safety systems, the exterior areas of the Property outside the Building and the parking facilities serving the Building, including without limitation, the landscaping, tree trimming, resurfacing and restriping of the parking lot and walkways, exterior building lighting, and parking lot lighting, and, subject to Paragraphs 4(b) and (d), Lessor shall perform or cause to be performed, any repair, maintenance, or improvements which are properly treated as capital improvements or capital expenditures, and shall amortize the cost thereof over their useful life, together with interest thereon (as provided in Paragraphs 4(b) and (d)), as an Operating Expense (to the extent properly includable as an Operating Expense pursuant to Paragraphs 4(b) and (d)) in accordance with generally accepted accounting principles.  In the event Lessee provides Lessor with written notice of the need for any repairs to the Property, Lessor shall commence any such repairs promptly following receipt by Lessor of such notice and Lessor shall diligently prosecute such repairs to completion.

(c)

Subject to the foregoing, except as otherwise provided in this Lease, Lessee shall at all times keep the Property and the Building, including the interior common areas of the Building, in good and safe order, condition, and repair.  Lessee shall contract for and pay directly for the janitorial service to the Building, including the interior common areas of the Building.  Notwithstanding the foregoing, Lessor shall execute and maintain in full force and effect throughout the term a service contract with an authorized air conditioning service company for periodic service, repairs, and replacement of parts to the HVAC system in the Building as an Operating Expense of the Property pursuant to Paragraph 4(b).  If Lessor is required to make any repairs to the Building required as a result of Lessee’s negligent acts or omission to act, Lessor may add the cost of such repairs to the next installment of rent which shall thereafter become due, and Lessee shall promptly pay the same upon receipt of an invoice therefor.

(d)

Lessee may, from time to time, at its own cost and expense and without the consent of Lessor make nonstructural alterations to the interior of the Property, the cost of which in any one instance is Fifty Thousand Dollars ($50,000.00) or less, and the aggregate cost of all such work during the term of this Lease does not exceed Two Hundred Fifty Thousand Dollars ($250,000.00), provided that Lessee first notifies Lessor in writing of any such nonstructural alterations.  Otherwise, Lessee shall not make any alterations, improvements, or additions to the Building or the Property without delivering to Lessor a complete set of plans and specifications for such work and obtaining Lessor’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed.  If any nonstructural alterations to the interior of the Building or the Property exceed Fifty Thousand Dollars ($50,000.000) in cost in any one instance, or exceed the aggregate cost of Two Hundred Fifty Thousand Dollars ($250,000.00) during the term of this Lease, Lessee shall employ, at Lessee’s expense, a qualified licensed general contractor to perform such alterations pursuant to a construction contract entered into between Lessee and such contractor.  The contractor and the construction contract shall be subject to Lessor’s written approval prior to commencement of construction, which approval shall not be unreasonably withheld.  Lessee shall deliver to Lessor at Lessee’s expense a complete set of “as built” drawings of the Building, including such alterations, upon the completion thereof.  Lessor may condition its consent to Lessee agreeing in writing to remove any such alterations at the expiration or earlier termination of the term of this Lease and Lessee agreeing to restore the Building and the Property to its condition prior to such alterations at Lessee’s expense.  Lessor shall advise Lessee in writing at the time Lessor’s consent is granted whether Lessor reserves the right to require Lessee to remove any alterations from the Building or the Property prior to the expiration or earlier termination of this Lease.

Except as otherwise provided in Paragraph 12(b), Lessee may remove any of Lessee’s Trade Fixtures installed by Lessee at Lessee’s expense in the computer data center, including, but not limited to, racks, servers, and other electronic or data equipment or instrumentation, provided that Lessee shall repair any damage to the Building caused by such removal.  All alterations, trade fixtures and personal property installed in the Building or the Property solely at Lessee’s expense shall during the term of this Lease remain the property of Lessee, and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto.  Lessee may also remove any of Lessee’s personal property, furniture, or equipment not permanently affixed to the Building (“Lessee’s Personal Property”) at any time and from time to time, provided that Lessee shall repair at Lessee’s expense any damage to the Building caused by such removal.  Lessor shall have no lien or other interest whatsoever in any item of Lessee’s Personal Property.  Except as otherwise provided in Paragraph 12(b) and except for Lessee’s Trade Fixtures installed in the computer data center, all trade fixtures, alterations, and improvements to the Building or the Property, whether made by Lessor or installed by Lessee at Lessee’s expense, shall be surrendered by Lessee with the Property and shall become the property of Lessor (except for those items Lessor required Lessee to remove pursuant to the previous paragraph) ; provided, however that Lessee may remove any or all of Lessee’s Personal Property prior to or promptly following the expiration of the term, on the condition that Lessee shall repair any damage to the Building caused by such removal .

(e)

Lessee, at Lessee’s sole cost and expense, shall during the term of this Lease promptly and properly observe and comply with all existing and future Laws, and the rules and regulations of the Board of Fire Underwriters.  Except for the cost of the repair of the structural elements of the Building referred to in Paragraph 13(a) which shall remain Lessor’s responsibility, any structural changes or repairs, or other repairs or changes of any nature to the Building which would be considered a capital expenditure under generally accepted accounting principles, shall be treated as an Operating Expense and shall be amortized in accordance with the provisions of Paragraph 4(b).

(f)

Lessee shall surrender the Property (including the Tenant Improvement Work) and Lessor’s FF&E listed on Exhibit “B” attached hereto, by the last day of the Lease term or any earlier termination date, in accordance with this Paragraph (f) with all of the improvements to the Property, parts, and surfaces thereof, clean and free of debris, and with the Property in good operating order, condition, and state of repair, ordinary wear and tear excepted, except that Lessor’s FF&E may be surrendered by Lessee in its then as is condition, which may not be good operating condition as a result of wear and use by Lessee, and except for damage caused by casualty, the elements, acts of God or other force majeure events, a taking by eminent domain, maintenance that is Lessor’s responsibility hereunder, Hazardous Materials not released or emitted by Lessee or its agents, employees or contractors, and alterations or other improvements made by Lessee with Lessor’s prior written consent which Lessee is not required to remove as a condition to Lessor’s consent to such alterations or improvements.  “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by commercially reasonable maintenance practice or by Lessee performing all of its obligations under this Lease.  The obligations of Lessee shall include the repair of any damage occasioned by the installation, maintenance, or removal of Lessee’s trade fixtures, furnishings, equipment, and alterations, and the restoration by Lessee of the Building and the Property to its condition prior to any alterations, additions, or improvements made by Lessee (subject to the exceptions set forth in the first sentence of this subparagraph (f)), (1) if Lessor’s consent thereto was conditioned upon such removal and restoration upon expiration or sooner termination of the Lease term pursuant to Paragraph 13(d), or (2) if Lessee made any such alterations, additions, or improvements without obtaining Lessor’s prior written consent in breach of Paragraph 13(d), and within a reasonable time after the expiration or sooner termination of the Lease term Lessor gives written notice to Lessee requiring Lessee to perform such removal and restoration.  Lessee’s obligations under this Paragraph 13 shall survive the expiration or earlier termination of this Lease.

Notwithstanding anything to the contrary herein, Lessee shall, within twenty-four hours after the expiration of this Lease, at Lessee’s expense and in compliance with the National Electric Code and other applicable laws, remove all electronic, fiber, phone and data cabling and related equipment that has been installed by or for the exclusive benefit of Lessee in or around the Building (collectively, the “Cabling”); provided, however, Lessee shall not remove such Cabling if Lessee receives a written notice from Lessor at least fifteen (15) days prior to the expiration or termination of the Lease advising Lessee that such Cabling shall remain in place, in which event the Cabling shall be surrendered with the Property and shall become the property of Lessor upon the expiration or termination of the Lease.

14.

Utilities and Services.

(a)

Lessee shall contract for and pay directly the cost of all electricity, telephone, gas, water, heat and air conditioning service, janitorial service, refuse pick-up, sewer charges, and all other utilities or services supplied to or consumed by Lessee, its agents, employees, contractors, and invitees, on or about the Building.

(b)

Except for Lessor’s gross negligence or willful misconduct, Lessor shall not be liable to Lessee for any interruption or failure of any utility services to the Building or the Property and Lessee shall not be relieved from the performance of any covenant or agreement in this Lease because of any such interruption or failure; provided, that if the Building becomes not reasonably suitable for Lessee’s use due to the cessation of utilities or other services, and such interference with Lessee’s use of the Building continues for ten (10) consecutive days or more, Lessee shall be entitled to an equitable abatement of rent thereafter to the extent of the interference with Lessee’s use of the Building occasioned thereby, and until the interference ceases.

15.

Liens.  Lessee agrees to keep the Property free from all liens arising out of any improvement work performed by Lessee or arising out of any other work performed, materials furnished, or obligations incurred by Lessee.  Lessee shall give Lessor at least ten (10) days prior written notice before commencing any work of improvement on the Property approved in writing by Lessor pursuant to Paragraph 13(d), the contract price for which exceeds Twenty Thousand Dollars ($20,000.00).  Lessor shall have the right to post notices of non-responsibility with respect to any such work.  If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Property against the same, and shall pay and satisfy any such adverse judgment that may be rendered thereon or provide a lien release bond in accordance with applicable law before the enforcement thereof against Lessor or the Property.

16.

Assignment and Subletting.

(a)

Except as otherwise provided in this Paragraph 16, Lessee shall not assign this Lease, or any interest therein, voluntarily or involuntarily, and shall not sublet the Property or any part thereof, or any right or privilege appurtenant thereto, without the prior written consent of Lessor in each instance pursuant to the terms and conditions set forth below, which consent shall not be unreasonably withheld, subject to the following provisions.

(b)

Prior to any assignment or sublease which Lessee desires to make, Lessee shall provide to Lessor in writing the name and address of the proposed assignee or sublessee, true and complete copies of all documents relating to Lessee’s proposed agreement to assign or sublease, a copy of a current financial statement for the proposed assignee or sublessee, and Lessee shall specify in writing all consideration to be received by Lessee for such assignment or sublease in the form of lump sum payments, installments of rent, or otherwise.  For purposes of this Paragraph 16, the term “consideration” shall include all money or other consideration to be received by Lessee for such assignment or sublease.  Within fifteen (15) days after the receipt of such documentation and other information, Lessor shall (1) notify Lessee in writing that Lessor elects to consent to the proposed assignment or sublease subject to the terms and conditions hereinafter set forth; or (2) notify Lessee in writing that Lessor refuses such consent, specifying reasonable grounds for such refusal.

Notwithstanding the foregoing, if Lessee proposes to sublease all or substantially all of the rentable square feet of the Building for substantially the remainder of the term, except to one or more “Permitted Affiliates” (as defined in Paragraph 16(g)), Lessee shall so notify Lessor in writing, specifying the proposed commencement date of the proposed sublease and the other information referred to above in this Paragraph 16(b).  After receipt by Lessor of such notice from Lessee, Lessor may elect to terminate this Lease effective as of the proposed sublease commencement date specified in Lessee’s notice by giving written notice of termination to Lessee.  If Lessor elects to terminate this Lease pursuant to the foregoing provision, upon the effective date of termination, Lessor and Lessee shall each be released and discharged from any liability or obligation to the other under this Lease accruing thereafter with respect to the Property, except for obligations then outstanding and except for the indemnity obligations or other obligations which survive the expiration or termination of this Lease by the express terms hereof, and Lessee agrees that Lessor may enter into a direct lease with the proposed assignee or sublessee, if any,  without any obligation or liability to Lessee.

(c)

In deciding whether to consent to any proposed assignment or sublease, Lessor may take into account whether or not reasonable conditions have been satisfied, including, but not limited to, the following:

(1)

In Lessor’s reasonable judgment, the proposed assignee or subtenant is engaged in such a business, that the Property, or the relevant part thereof, will be used in such a manner which complies with Paragraph 8 hereof entitled “Use” and Lessee or the proposed assignee or sublessee submits to Lessor documentary evidence reasonably satisfactory to Lessor that such proposed use constitutes a permitted use of the Property pursuant to the ordinances and regulations of the City of Sunnyvale;

(2)

The proposed assignee or sublessee shall be a person or entity with sufficient financial net worth so as to reasonably indicate that it will be able to meet its obligations under this Lease or the sublease in a timely manner, and the proposed assignee or sublessee shall not be a person who is on the most current list of “Specifically Designated National and Blocked Persons” published by the United States Treasury Department’s Office of Foreign Assets Control, or on any comparable list maintained by any agency of the U.S. Government;

(3)

The proposed assignment or sublease shall be subject to approval by Lessor’s mortgage lender, but only if Lessor’s mortgage lender so requires under the express terms of its written agreement with Lessor; and Lessor shall use its good faith efforts to obtain such approval promptly following Lessee’s request;

(4)

The assignment or sublease shall prohibit further assignment or subletting without Lessor’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned; and

(5)

Lessor’s consent to the assignment or sublease shall be in a separate instrument containing the relevant provisions of this Paragraph 16 and otherwise in form reasonably acceptable to Lessor and its counsel.

(d)

As a condition to Lessor’s granting its consent to any assignment or sublease, except with respect to permitted transferees, (1) Lessor may require that Lessee pay to Lessor, as and when received by Lessee, fifty percent (50%) of the amount of any excess of the consideration to be received by Lessee in connection with said assignment or sublease over and above the Monthly Base Rent and Additional Rent fixed by this Lease and payable by Lessee to Lessor, after deducting only (A) a standard leasing commission payable by Lessee in consummating such assignment or sublease, (B) customary out-of-pocket costs paid by Lessee in connection with such assignment or subletting, including the cost of a demising wall separating the subleased or assigned space, minor repairs, interior painting, etc., and (C) reasonable attorneys’ fees incurred by Lessee and Lessor in negotiating and reviewing the assignment or sublease documentation; provided, that the leasing commission referred to in clause (A) shall be amortized on a straight line basis over the balance of the term of this Lease and deducted monthly from the excess consideration paid by the assignee or sublessee; (2) Lessee and the proposed assignee or sublessee shall demonstrate to Lessor’s reasonable satisfaction that each of the criteria referred to in subparagraph (c) above is satisfied; and (3) Lessee shall reimburse Lessor for the reasonable attorneys’ fees incurred by Lessor in negotiating and reviewing the assignment or sublease documentation not to exceed Three Thousand Dollars ($3,000.00).

(e)

Each assignment or sublease agreement to which Lessor has consented shall be an instrument in writing which complies with the provisions of this Paragraph 16 and in form reasonably satisfactory to Lessor, and shall be executed by both Lessee and the assignee or sublessee, as the case may be.  Each such assignment or sublease agreement shall recite that it is and shall be subject and subordinate to the provisions of this Lease, that the assignee or sublessee accepts such assignment or sublease, that Lessor’s consent thereto shall not constitute a consent to any subsequent assignment or subletting by Lessee or the assignee or sublessee, and, except as otherwise set forth in a sublease approved by Lessor, the assignee or sublessee agrees to perform all of the obligations of Lessee hereunder (to the extent such obligations relate to the portion of the Property assigned or subleased or as appropriate), and that the termination of this Lease shall, at Lessor’s sole election, constitute a termination of every such assignment or sublease.

(f)

In the event Lessor shall consent to a sublease, except as otherwise provided in Paragraphs 16(g) or 16(h), Lessee shall remain primarily liable for all obligations and liabilities of Lessee under this Lease, including, but not limited to, the payment of rent.  In the event of an assignment of this Lease by Lessee which Lessor has approved in writing, provided that there is no uncured default by Lessee hereunder, Lessee shall be released from all liability or obligations under this Lease accruing from and after the effective date of the assignment if (1) the financial condition of the assignee is as good or better than that of Lessee as of the effective date of the assignment, (2) the assignee expressly assumes in writing all of the obligations of Lessee under this Lease, and (3) all of the other conditions in Paragraph 16(c) have been satisfied.

(g)

Notwithstanding the foregoing, Lessee may, without Lessor’s prior written consent, and without any participation by Lessor in assignment and subletting proceeds, assign this Lease or sublet all or any portion of the Property to a subsidiary, affiliate, division or corporation controlled by or under common control with Lessee , or to a successor corporation to Lessee by merger, consolidation or reorganization, or to a purchaser of substantially all of Lessee’s business operations conducted at the Property (each, a “Permitted Affiliate”); provided, that except as specified hereafter (and except in cases where Lessee does not survive the transaction), Lessee shall remain primarily liable for all obligations and liabilities of Lessee under this Lease, including, but not limited to, the payment of rent.  Lessee’s foregoing rights to assign this Lease or to sublet the Property shall be subject to the following conditions:  (1) there shall be no uncured Event of Default (as defined in Paragraph 22) by Lessee under this Lease; (2) in the case of an assignment or subletting to a Permitted Affiliate, Lessee shall remain liable to Lessor hereunder provided that Lessee survives the transaction, (3) if as a result of a merger, consolidation, or reorganization Lessee is not a surviving entity, the transferee or successor entity to Lessee shall have on the effective date of such transaction a net worth as shown on its current balance sheet certified by an officer of the assignee or sublessee (hereinafter “transferee”) or successor entity at least equal to that of Lessee immediately prior to the effective date of the assignment or sublease, or, if less, financial resources sufficient, in Lessor’s reasonable good faith judgment, to perform the obligations under the assignment or sublease, as applicable; and (4) the transferee or successor entity shall expressly assume in writing Lessee’s obligations hereunder accruing from and after the effective date of such assignment or subletting.  Subject to satisfaction of the conditions (1) through (4) referred to in this subparagraph (g) above, Marc Bell Capital Partners, and any other entity owned and/or controlled by Marc Bell Capital Partners, shall be a Permitted Affiliate for purposes of this subparagraph (g).

(h)

The sale or transfer of Lessee’s capital stock in a public offering pursuant to an effective registration statement filed by Lessee with the Securities and Exchange Commission or otherwise in connection with any other bona fide financing transaction shall not be deemed an assignment, subletting, or other transfer of this Lease or the Property, provided, that in the event of the sale, transfer or issuance of Lessee’s securities in connection with a merger, consolidation, or reorganization in which Lessee is not a surviving entity, the conditions set forth in Paragraph 16(g)(1), (3), and (4) shall apply.

(i)

Subject to the provisions of this Paragraph 16 any assignment or sublease without Lessor’s prior written consent (where such consent is required hereunder) shall at Lessor’s election be void.  The consent by Lessor to any assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 16, including the requirement of Lessor’s prior written consent, with respect to any subsequent assignment or sublease.  If Lessee shall purport to assign this Lease, or sublease all or any portion of the Property, without Lessor’s prior written consent (if such consent is required hereunder), Lessor may collect rent from the person or persons then or thereafter occupying the Property and apply the net amount collected to the rent payable by Lessee hereunder, but no such collection shall be deemed a waiver of Lessor’s rights and remedies under this Paragraph 16, or the acceptance of any such purported assignee, sublessee, or occupant, or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee herein contained.

(j)

Lessee shall not hypothecate or encumber its interest under this Lease or any rights of Lessee hereunder, or enter into any license or concession agreement respecting all or any portion of the Property, without Lessor’s prior written consent which shall not be unreasonably withheld, subject to all of the provisions of this Paragraph 16.  Notwithstanding the foregoing, Lessor agrees that Lessee may grant a license or a concession for space in the Building to a food service operation for the convenience of Lessee’s employees and business invitees (but not serving the general public), provided that the food service licensee or concessionaire complies with all applicable laws and ordinances in connection with its operation, no alcoholic beverages are served on the premises, and Lessor approves the number of rentable square feet in the Building devoted to the food service activity, which approval shall not be unreasonably withheld, delayed, or conditioned (except for the foregoing conditions).

(k)

In the event of any sale or exchange of the Property by Lessor and assignment of this Lease by Lessor, upon Lessor providing Lessee with written confirmation that Lessor has transferred any security deposit held by Lessor to Lessor’s successor in interest and subject to the assumption by the transferee of Lessor’s obligations hereunder accruing from and after the effective date of such assignment, Lessor shall be entirely relieved of all liability under any and all of Lessor’s covenants and obligations contained in or derived from this Lease with respect to the period commencing with the consummation of the sale or exchange and assignment.

(l)

The parties acknowledge that Lessor has the remedy described in California Civil Code Section 1951.4 (Lessor may continue the Lease in effect after Lessee’s breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations).

17.

Non-Waiver.

(a)

No waiver of any provision of this Lease shall be implied by any failure of Lessor to enforce any remedy for the violation of that provision, even if that violation continues or is repeated.  Any waiver by Lessor or Lessee of any provision of this Lease must be in writing.

(b)

No receipt of Lessor of a lesser payment than the rent required under this Lease shall be considered to be other than on account of the earliest rent due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction.  Lessor may accept checks or payments without prejudice to Lessor’s right to recover all amounts due and pursue all other remedies provided for in this Lease.

Lessor’s receipt of money from Lessee after giving notice to Lessee terminating this Lease shall not reinstate, continue, or extend the Lease term or affect the termination notice given by Lessor before the receipt of the money.  After serving notice terminating this Lease, filing an action, or obtaining final judgment for possession of the Property, Lessor may receive and collect any rent, and the payment of that rent shall not waive or affect such prior notice, action, or judgment.

18.

Holding Over.  Lessee shall vacate the Property and deliver the same to Lessor in the condition required by this Lease upon the expiration or sooner termination of this Lease.  In the event of holding over by Lessee after the expiration or termination of this Lease without Lessor’s written consent, such holding over shall be on a month-to-month tenancy and all of the terms and provisions of this Lease shall be applicable during such period, including, but not limited to, the payment by Lessee of the Additional Rent, except that Lessee shall pay Lessor as Monthly Base Rent during such holdover an amount equal to one hundred twenty-five percent (125%) of the Monthly Base Rent in effect at the expiration of the term for the first three (3) months of the holdover period and one hundred fifty percent (150%) of the Monthly Base Rent in effect at the expiration of the term for any holdover period thereafter.  If such holdover is without Lessor’s written consent, Lessee shall also be liable to Lessor for all reasonable costs, expenses, and consequential damages incurred by Lessor as a result of such holdover.  The rental payable during such holdover period shall be payable to Lessor on demand.  Acceptance of rent during holdover shall be without prejudice to Lessor’s right to evict Lessee after termination of this Lease.

19.

Damage or Destruction.

(a)

In the event of a total destruction of the Building and Improvements during the lease term from any cause, either party may elect to terminate this Lease effective as of the date of the casualty by giving written notice of termination to the other party within thirty (30) days after the casualty occurs.  A total destruction shall be deemed to have occurred for this purpose if the Building and Improvements are destroyed to the extent of sixty-five percent (65%) or more of the replacement cost thereof.  If this Lease is not terminated, Lessor shall repair and restore the Building and Improvements in a diligent manner and this Lease shall continue in full force and effect, except that Monthly Base Rent and Additional Rent shall be abated in accordance with Paragraph 19(g) below.

(b)

Subject to Paragraph 19(d), in the event of a partial destruction of the Building and Improvements to an extent less than sixty-five percent (65%) of the replacement cost thereof and if the damage thereto can be repaired, reconstructed, or restored within a period of two hundred forty (240) days from the date of such casualty, and if the casualty is from a cause which is insured (or required to be insured) under Lessor’s “all risk” property insurance, or is insured under any other coverage then carried by Lessor, Lessor receives such insurance proceeds, and such proceeds are sufficient to repair, reconstruct and restore the Buildings and Improvements, Lessor shall forthwith repair the same, and this Lease shall continue in full force and effect, except that Monthly Base Rent and Additional Rent shall be abated in accordance with Paragraph 19(f) below.  If any of the foregoing conditions is not met, Lessor shall have the option of either repairing and restoring the Building and Improvements, or terminating this Lease effective as of the date of the casualty by giving written notice of termination to Lessee within thirty (30) days after the casualty, subject to the provisions of Paragraph 19(c).  Notwithstanding anything to the contrary contained in this Paragraph 19, except as set forth in Paragraph 19(d), Lessor shall not have the right to terminate this Lease if the cost to repair the damage to the Building and Improvements would cost less than five percent (5%) of the replacement cost of the Building and Improvements, regardless of whether or not the casualty is insured.  Notwithstanding anything to the contrary contained in this Paragraph 19, if the cost to repair the damage to the Building and Improvements exceeds five percent (5%) of the replacement cost of the Building and Improvements, and Lessor elects to terminate this Lease, Lessee may nullify the effect of such termination by giving Lessor written notice within ten (10) days after receipt by Lessee of Lessor’s notice of termination that Lessee elects to repair the damage to the Building and Improvements at Lessee’s sole cost (to the extent the costs exceed the proceeds received by Lessor from Lessor’s property insurance), in which event this Lease shall remain in effect, provided that Rent abatement shall not extend beyond the date that the restoration is substantially completed.

(c)

In the event of a partial destruction of the Building and Improvements to an extent equal to or exceeding twenty-five percent (25%), but less than sixty-five percent (65%) of the replacement cost thereof, or in the event the damage thereto cannot be repaired, reconstructed, or restored within a period of two hundred forty (240) days from the date of such casualty, Lessee may terminate this Lease by giving written notice of termination to Lessor within thirty (30) days after the casualty.  The foregoing shall not affect Lessor’s termination rights under subparagraph (b) above.

Furthermore, if such casualty is from a cause which is not insured under Lessor’s “all risk” property insurance, or is not required by this Lease to be insured under any other insurance carried by Lessor or required hereunder to be carried by Lessor, Lessor may elect to repair and restore the Building and Improvements (provided that Lessee has not elected to terminate this Lease pursuant to the first sentence of this Paragraph 19(c)), or Lessor may terminate this Lease effective as of the date of the casualty by giving written notice of termination to Lessee, subject to the limitations of Paragraph 19(b).  Lessor’s election to repair and restore the Building and Improvements or to terminate this Lease, shall be made and written notice thereof shall be given to Lessee within thirty (30) days after the casualty.  Notwithstanding the foregoing, (1) if Lessor has not obtained all necessary governmental permits for the restoration and commenced construction of the restoration within one hundred twenty (120) days after the casualty, Lessee may terminate this Lease by written notice to Lessor given at any time prior to the actual commencement of construction of the restoration; or (2) if Lessor elects to repair and restore the Building and Improvements under subparagraph (b) or (c) above, but the repairs and restoration are not substantially completed within two hundred seventy (270) days after the casualty, Lessee may terminate this Lease by written notice to Lessor given within thirty (30) days after the expiration of said period of two hundred seventy (270) days after the casualty provided that the repairs and restoration have not been substantially completed prior to the receipt of such notice by Lessor.

(d)

In the event of a partial destruction of the Building and Improvements to the extent of less than twenty-five percent (25%), but Lessee’s computer data center in the Building sustains material damage to the extent that the computer data center is not able to conduct normal business operations, and such damage cannot be repaired and normal operations of the computer data center cannot be restored, in spite of the diligent efforts of Lessor and Lessee to do so, within ninety (90) days following the date of the casualty, then either Lessor or Lessee may terminate this Lease by giving written notice of termination to the other within thirty (30) days after the expiration of said period of ninety (90) days following the casualty and prior to the restoration of normal operations of the computer data center.

(e)

Notwithstanding anything to the contrary contained in this Paragraph 19, if at any time during the last twelve (12) months of the term of this Lease there is damage to the Building and Improvements for which the cost to repair exceeds five percent (5%) of the replacement cost of the Building and Improvements, whether or not an insured loss, Lessor may, at Lessor’s option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor’s election to do so within thirty (30) days after the date of such damage.

(f)

If this Lease is not terminated by Lessor or Lessee pursuant to the foregoing provisions, Lessor shall complete the repairs in a diligent manner and this Lease shall continue in full force and effect, except that Monthly Base Rent and Additional Rent shall be abated in accordance with Paragraph 19(g) below.

(g)

Subject to the limitation in the last sentence of Paragraph 19(b) above in the event of repair, reconstruction, or restoration as provided herein, the Monthly Base Rent and Additional Rent shall be abated proportionally in the ratio which the Lessee’s use of the Property is impaired during the period of such repair, reconstruction, or restoration, from the date of the casualty until such repair, reconstruction or restoration is completed.

(h)

With respect to any destruction of the Building and Improvements which Lessor is obligated to repair, or may elect to repair, under the terms of this Paragraph 19, the provisions of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by the parties.  Lessor’s obligation to repair and restore the Building and Improvements shall include the Tenant Improvement Work referred to in Paragraph 13(a).  Lessor shall also repair and restore any other leasehold improvements constructed thereafter by Lessor, or by Lessee with Lessor’s prior written consent.  Lessor’s time for completion of the repairs and restoration of the Building and Improvements referred to above shall be extended by a period equal to any delays caused by strikes, labor disputes, unavailability of materials, inclement weather, or acts of God, but not by more than forty-five (45) days.

(i)

In the event of termination of this Lease pursuant to any of the provisions of this Paragraph 19, the Monthly Base Rent and Additional Rent shall be apportioned on a per diem basis and shall be paid to the date of the casualty.  In no event shall Lessor be liable to Lessee for any damages resulting to Lessee from the occurrence of such casualty, or from the repairing or restoration of the Building and Improvements, or from the termination of this Lease as provided herein, nor shall Lessee be relieved thereby from any of Lessee’s obligations hereunder, except to the extent and upon the conditions expressly set forth in this Paragraph 19, and except in the event of termination of this Lease by either party in which case Lessee shall be relieved of its obligations under this Lease that accrue from and after the date of such termination, except for obligations which survive the expiration or termination of this Lease by the express provisions hereof.

20.

Eminent Domain.

(a)

If the whole or any substantial part of the Property is taken or condemned by any competent public authority for any public use or purpose, the term of this Lease shall end upon the earlier to occur of  the date when the possession of the part so taken shall be required for such use or purpose or the vesting of title in such public authority.  Rent shall be apportioned as of the date of such termination.  Lessee shall be entitled to receive any damages separately awarded by the court for (1) leasehold improvements installed at Lessee’s expense or other property owned by Lessee, and (2) reasonable costs of moving by Lessee to another location in Santa Clara County, California.  The entire balance of the award shall be the property of Lessor.

(b)

If there is a partial taking of the Property by eminent domain which is not a substantial part of the Property and the balance of the Property remains reasonably suitable for continued use and occupancy by Lessee for the purposes referred to in Paragraph 7, Lessor shall complete any necessary repairs in a diligent manner and this Lease shall remain in full force and effect with a just and proportionate abatement of the Monthly Base Rent and Additional Rent, based on the extent to which Lessee’s use of the Property is impaired thereafter.  If after a partial taking, the Property is not reasonably suitable for Lessee’s continued use and occupancy for the uses permitted herein, Lessee may terminate this Lease effective on the earlier of the date title vests in the public authority or the date possession is taken.  Subject to the provisions of Paragraph 20(a), the entire award for such taking shall be the property of Lessor.

21.

Remedies.  A “default” is defined as a failure by Lessee to comply with or perform any of the terms, covenants, and conditions contained in this Lease.  A “breach” is defined as the occurrence of one or more of the following defaults, and the failure of Lessee to cure such default within any applicable grace period.  Default by Lessee shall include the following:

Failure by Lessee to make any payment of rent or any other sum when due under this Lease and such failure continues for ten (10) days after notice from Lessor to Lessee; or failure by Lessee to perform any other term of this Lease and such failure continues for thirty (30) days after receipt by Lessee of written notice from Lessor setting forth in reasonable detail the nature and extent of the default referencing pertinent Lease provisions, or if more than thirty (30) days are required to cure the default, failure by Lessee to begin curing such default within the period of thirty (30) days after receiving such written notice from Lessor and diligently prosecuting the cure to completion within a reasonable time; or if Lessee’s interest herein, or any part thereof, is assigned or transferred, either voluntarily or by operation of law in violation of the provisions of this Lease; or if Lessee makes a general assignment for the benefit of its creditors; or if this Lease is rejected by a bankruptcy trustee for Lessee, or by Lessee as debtor in possession, or if Lessee as a bankrupt debtor fails to act in a timely manner in assuming or rejecting this Lease; then any of such events shall constitute an event of default by Lessee hereunder, and if Lessee fails to cure such default within any applicable cure period, Lessor may, at its option, elect the remedies specified in either subparagraph (a) or (b) below.  Any such rejection of this Lease referred to above shall not cause an automatic termination of this Lease.  Whenever in this Lease reference is made to a default by Lessee, such reference shall refer to an event of default as defined in this Paragraph 21.

(a)

Lessor may repossess the Property and remove all persons and property therefrom in accordance with applicable law.  If Lessor repossesses the Property because of a breach of this Lease, this Lease shall terminate and Lessor may recover from Lessee:

(1)

the worth at the time of award of the unpaid rent which had been earned at the time of termination including interest thereon at a rate equal to the discount rate established by the Federal Reserve Bank of San Francisco for member banks, plus one percent (1%), or the maximum legal rate of interest, whichever is less, from the time of termination until paid;

(2)

the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided, including interest thereon at a rate equal to the Federal discount rate plus one percent (1%) per annum, or the maximum legal rate of interest, whichever is less, from the time of termination until paid;

(3)

the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided discounted at the discount rate established by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); and

(4)

any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s breach or by Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

(b)

If Lessor does not repossess the Property, then this Lease shall continue in effect for so long as Lessor does not terminate Lessee’s right to possession and Lessor may enforce all of its rights and remedies under this Lease, including the right to recover the rent and other sums due from Lessee hereunder.  For the purposes of this Paragraph 21, the following do not constitute a repossession of the Property by Lessor or a termination of the Lease by Lessor:

(1)

Acts of maintenance or preservation by Lessor or efforts by Lessor to relet the Property; or

(2)

The appointment of a receiver by Lessor to protect Lessor’s interests under this Lease.

(c)

Lessor’s failure to perform or observe any of its obligations under this Lease, or Lessor’s failure promptly to commence to cure any such failure or default by Lessor hereunder, after receipt of written notice from Lessee setting forth in reasonable detail the nature and extent of the failure or default, referencing pertinent Lease provisions, and Lessor’s failure diligently to prosecute such cure to completion within thirty (30) days thereafter, or if more than thirty (30) days are required to cure the default, Lessor’s failure to commence such cure promptly and diligently prosecute the cure to completion within a reasonable time, shall constitute a default by Lessor.  If Lessor commits a default, Lessee’s sole remedy shall be to institute an action against Lessor for damages or for equitable or injunctive relief, but Lessee shall not have the right to rent abatement, offset against rent, or to terminate this Lease in the event of any default by Lessor.

(d)

Lessor shall have no security interest or lien on any item of Lessee’s Property.  Within ten (10) days following Lessee’s request, Lessor shall execute documents reasonably acceptable to Lessee to evidence Lessor’s waiver of any right, title, lien or interest in Lessee’s Property and giving any lender holding a security interest or lien on Lessee’s Property reasonable rights of access to the Property to remove such Lessee’s  Property, provided that all tangible personal property constituting Lessee’s Property is separately itemized in such document or an exhibit thereto and such lender expressly agrees in such document for the benefit of Lessor (1) to give Lessor reasonable prior notice of its entry in the Property for the purpose of removing Lessee’s Property, and (2) to repair at such lender’s expense any damage to the Property or the Building caused by such removal.  No lien shall be placed on any of Lessor’s FF&E or any other personal property owned by Lessor.  All such property shall remain free of liens.

22.

Lessee’s Personal Property.  If any personal property of Lessee remains on the Property after (1) Lessor terminates this Lease pursuant to Paragraph 21 above following an Event of Default by Lessee, or (2) after the expiration of the Lease term or after the termination of this Lease pursuant to any other provisions hereof, Lessor shall give written notice thereof to Lessee prior to Lessor taking action with respect thereto pursuant to applicable law.  Lessor shall thereafter release, store, and dispose of any such personal property of Lessee in accordance with the provisions of applicable law.

23.

Notices.

(a)

All notices, statements, demands, requests, or consents given hereunder by either party to the other shall be in writing and shall be personally delivered, or shall be sent by a recognized overnight delivery service, or shall be sent by United States mail, first class, or registered or certified, return receipt requested, postage prepaid, and addressed to the parties as follows:

Lessor:

Batton Associates, LLC

c/o W.F. Batton Management Company

1000 C Commercial Street

San Carlos, California 94070

Attention:  Harold Balzer

Lessee:                                   Various, Inc.

c/o Penthouse Media Group, Inc.

6800 Broken Sound Parkway NW, Suite 100

Boca Raton, FL 33487

Attention:  General Counsel, Joshua Bressler

and

Various, Inc.

c/o Penthouse Media Group, Inc.

6800 Broken Sound Parkway NW, Suite 100

Boca Raton, FL 33487

Attention:  CFO, Ezra Shashoua

and

Various, Inc.

c/o Penthouse Media Group, Inc.

6800 Broken Sound Parkway NW, Suite 100

Boca Raton, FL 33487

Attention:  COO, Anthony L Previte

Either party may change its address for notice by giving written notice to the other party of the new address for notice in accordance with subparagraph (b) below.

(b)

When personally delivered to the recipient, notice shall be effective on delivery; when mailed first class to the last address known to the party giving notice, notice shall be effective on delivery; when mailed by certified mail with return receipt requested, notice shall be effective on receipt if delivery is confirmed by a return receipt; when delivered by recognized overnight delivery service with charges prepaid or charged to sender’s account, notice is effective on delivery if delivery is confirmed by the delivery service.

24.

Estoppel Certificates.  Lessee and Lessor shall within fifteen (15) days following written request by the other party (the “Requesting Party”), execute and deliver to the Requesting Party an Estoppel Certificate (1) certifying that this Lease has not been modified and certifying that this Lease is in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect; (2) stating the date to which the rent and other charges are paid in advance, if at all; (3) stating the amount of any security deposit held by Lessor; (4) acknowledging that there are not, to the responding party’s knowledge, any uncured material defaults on the part of the Requesting Party hereunder, or if there are uncured material defaults on the part of the Requesting Party following the expiration of all applicable notice and cure periods, stating the nature of such uncured material defaults; and (5) any other provisions reasonably requested by either party.

25.

Parking.  Lessee shall have the right to use, at no additional cost to Lessee, all of the parking spaces on the Property for the term of the Lease.

26.

Signage.  Lessee shall have the right to have its sign on the monument sign for the Property and on the Building, subject to (1) Lessor’s approval of the size, design and locations of such signage, which approval shall not be unreasonably withheld, (2) compliance with the Moffett Park CC&Rs, and (3) Lessee obtaining necessary City of Sunnyvale approvals and complying with applicable City of Sunnyvale ordinances and regulations with respect to such signage.  Lessee shall not place any other signs on or about the exterior of the Building or the areas of Property outside of the Building without Lessor’s prior written consent, which consent shall not be unreasonably withheld, subject to compliance of such signs with applicable laws, ordinances, and regulations.  All of Lessee’s signage shall be erected and installed at Lessee’s expense.  Lessee shall promptly remove all such signage at Lessee’s expense upon the expiration or sooner termination of this Lease.

27.

Real Estate Brokers.  Lessor and Lessee each represents to the other that it has not had any dealings with any real estate broker, agent, finder, or similar person with respect to this

Lease other than Newmark Knight Frank, Lessee’s Broker, who is acting solely as the agent for Lessee only in this transaction, and CPS CORFAC International, Lessor’s Broker, who is acting solely as the agent for Lessor only in this transaction.  Each party (the indemnitor party) shall indemnify, defend, and hold harmless the other party (the indemnitee party) from all damages, expenses, and liabilities resulting from any claims that may be asserted against the indemnitee party by any broker, agent, finder, or other person with whom the indemnitor party has or purportedly has dealt other than the aforementioned Brokers.  Any real estate commissions payable with respect to this transaction shall be payable pursuant to the terms of separate commission agreements entered into by the party or parties responsible for the payment of such commissions and the Brokers who are entitled to receive such commissions.

28.

Subordination; Attornment.

(a)

This Lease, without any further instrument, shall at all times be subject and subordinate to any and all mortgages and deeds of trust which may now or hereafter affect the Property, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided, however, that such subordination is made on the express condition that so long as Lessee is not in default beyond any applicable notice and cure period, Lessee’s possession and rights under this Lease shall not be disturbed.  Lessor shall use reasonable efforts to cause the beneficiary of any deed of trust existing as of the date hereof to execute and deliver to Lessor and Lessee within two (2) months after the execution and delivery of this Lease by Lessor and Lessee a recognition and non-disturbance agreement in commercially reasonable form which provide that so long as Lessee is not in default hereunder beyond any applicable cure period (1) this Lease shall not be terminated, and (2) that upon acquiring title to the Property by foreclosure or otherwise such holder shall recognize all of Lessee’s rights hereunder which accrue thereafter; provided that such person or persons purchasing or acquiring the Property shall not be obligated to cure any defaults by Lessor existing at the time of such purchase or acquisition (but the foregoing provision shall not excuse the performance of obligations of Lessor to the extent such obligations arise after such purchase or acquisition); provided further, however, that Lessor’s failure to procure such recognition and non-disturbance agreement shall not permit Lessee to terminate this Lease.

(b)

In confirmation of such subordination, Lessee shall promptly execute, acknowledge, and deliver to Lessor upon request any subordination, non-disturbance, and attornment agreement or other instrument with respect to any existing deed of trust, or any deed of trust executed by Lessor hereafter, which is in commercially reasonable form and contains non-disturbance provisions consistent with Paragraph 28(a) above, without expense to Lessee, provided, however, that if any person or persons who purchase or otherwise acquire the Property by any sale, sales and/or other proceedings under such mortgages and/or deeds of trust, then this Lease shall continue in full force and effect in the same manner and with like effect as if such person or persons had been named as Lessor herein, and Lessee hereby attorns and agrees to attorn to such person or persons.

29.

No Termination Right.  Lessee shall not have the right to terminate this Lease as a result of any default by Lessor and Lessee’s remedies in the event of a default by Lessor shall be limited to the remedy set forth in Paragraph 21(c).  Lessee expressly waives the defense of constructive eviction.

30.

Lessor’s Entry.  Except in the case of an emergency and except for permitted entry during Lessee’s normal working hours for any purpose reasonably related to Lessor’s ownership of the Property which entry may occur without prior notice, Lessor and Lessor’s agents shall provide Lessee with at least twenty-four (24) hours’ notice prior to entry of the Building by Lessor and Lessor’s agents.  Such entry by Lessor and Lessor’s agents shall not interfere with Lessee’s operations more than reasonably necessary.  If required by Lessee, Lessor and Lessor’s agents shall at all times be accompanied by a representative of Lessee during any such entry except in case of emergency.  Lessor may enter the Building without prior notice to Lessee if the Building is vacant.

31.

Attorneys’ Fees.  If any action at law or in equity shall be brought to recover any rent under this Lease, or for or on account of any default by Lessor or Lessee, or to enforce or interpret any of the provisions of this Lease or for recovery of the possession of the Property, the prevailing party shall be entitled to recover from the other party costs of suit and reasonable attorneys’ fees, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

32.

Compliance with CC&Rs.  During the term of this Lease, Lessee shall comply, at Lessee’s expense, with all of the covenants, conditions, and restrictions affecting the Property which are recorded in the Official Records of Santa Clara County, California, and which are in effect as of the date of this Lease.

33.

Quiet Possession.  So long as no Event of Default by Lessee under this Lease remains uncured, Lessee shall have quiet enjoyment and possession of the Property for the entire term hereof subject to all of the provisions of this Lease.

34.

Force Majeure.  Neither Lessor nor Lessee shall be in default in the performance of any obligation under this Lease (other than any monetary obligation) to the extent such party is unable to perform any of its obligations on account of any prevention, delay, stoppage due to strikes, lockouts, inclement weather, labor disputes, inability to obtain labor materials, fuels, energy or reasonable substitutes therefor, governmental restrictions, regulations: controls, actions or inaction (including, but not limited to, any action or inaction with respect to the issuance of any permit or approval, or the conduct of any inspection, for Lessor’s Tenant Improvement Work or the build out of the Property), civil commotion, fire or other acts of God, acts of war, terrorism, bioterrorism, national emergency, or any other cause of any kind beyond the reasonable control of such party (except financial inability) (collectively “Force Majeure”).

35.

Right of First Refusal to Purchase the Property.  Lessor hereby grants to Various, Inc., on the terms and conditions set forth herein, the right of first refusal (“Right of First Refusal”) to purchase the Property, if Lessor elects to offer the Property for sale and Lessor receives an offer to purchase the Property which Lessor wishes to accept.  The Right of First Refusal is personal to Various, Inc. and shall not be assignable to, or exercisable by, any other person or entity (except a Permitted Affiliate as defined in Paragraph 16(g)).  The exercise of the Right of First Refusal by Various, Inc. is conditional upon Various, Inc. (or a Permitted Affiliate) being in possession of the Property under this Lease with no uncured Event of Default hereunder, provided that Lessor shall have previously given written notice of the default to Various, Inc. (or the Permitted Affiliate) and a reasonable opportunity to cure the default in accordance with the provisions of this Lease.  When used hereafter in this Paragraph 35, “Various, Inc.” or “Lessee” shall include a Permitted Affiliate.

(a)

Lessor’s right to sell the Property at any time during the period commencing on the Commencement Date and ending on the first to occur of (1) the termination by Lessor of this Lease on account of a breach by Various, Inc., or (2) the expiration of the term of this Lease (the “Right of First Refusal Period”), shall be subject to the provisions of this Paragraph 35.

(b)

Subject to the provisions of subparagraphs (c), (d) and (e) hereof, in the event that Lessor desires to sell the Property during the Right of First Refusal Period and Lessor receives a written offer to purchase the Property which Lessor wishes to accept, Lessor shall deliver a copy of such offer (the “First Offer”) to Various, Inc. promptly after receiving the First Offer.  The First Offer shall contain the purchase price of the Property acceptable to Lessor, the terms of sale which Lessor is willing to accept for the Property, and information concerning all liens, encumbrances, and exceptions to title affecting the Property.  Various, Inc. shall have fifteen business (15) days after receipt of the First Offer within which to give written notice to Lessor of Various, Inc.’s acceptance of the First Offer to purchase the Property.  Failure of Various, Inc. to respond to and accept the First Offer in writing within said period of fifteen (15) business days shall be deemed a rejection of the First Offer.  If Various, Inc. timely accepts in writing the First Offer to purchase the Property, Lessor shall sell the Property to Various, Inc., and Various, Inc. shall purchase the Property from Lessor, in accordance with the terms and conditions of the First Offer.

(c)

If Various, Inc. does not accept the First Offer to purchase the Property, Lessor may thereafter sell the Property to the third party who submitted the First Offer to Lessor.  Lessor may sell the Property to a third party for a purchase price that is not less than the purchase price set forth in the First Offer.  In the event that Lessor proposes to accept a price which is less than one hundred percent (100%) of the purchase price set forth in the First Offer, or in the event Lessor proposes to accept an offer to purchase the Property that does not include any of the other material terms of the First Offer (including title covenants, representations, or economic matters), or in the event Lessor proposes to accept an offer to purchase the Property that includes material terms more favorable to the third party than the terms of the First Offer, or if Lessor proposes to accept an offer that includes new material terms favorable to the third party not included in the First Offer, Lessor shall not sell the Property to such third party without first re-offering to sell the Property to Various, Inc. in accordance with subparagraph (b) above pursuant to a re-offer that does not include any of the other material terms of the First Offer, if applicable, or that includes all of such material terms more favorable to the third party, and Various, Inc. shall have fifteen (15) business days after receipt of any re-offer within which to accept the re-offer in writing.  Failure of Various, Inc. to do so within such period of fifteen (15) business days shall be deemed a rejection of the re-offer, time being of the essence.

(d)

A tax deferred exchange transaction in which Lessor disposes of the Property for like kind property shall be a transaction which is subject to the Right of First Refusal, provided that Various, Inc. shall be required to cooperate with Lessor in effecting the exchange, including acquiring the Property from a party to the exchange other than Lessor, but such cooperation shall not increase Various, Inc.’s liability or expense.  A transfer of the Property to the members of the limited liability company constituting Lessor, a transfer to another entity in which Lessor or the members of Lessor hold greater than a majority interest, or a transfer to trusts for the benefit of the member or members of Lessor, or to the heirs of the persons who are members or partners of Lessor, shall not be a transaction which is subject to the Right of First Refusal, provided that the transferees in such a transaction shall acquire the Property subject to the Right of First Refusal.

(e)

The Right of First Refusal shall not apply to, and Various, Inc. shall have no Right of First Refusal with respect to, any sale or transfer of the Property under a trustee’s power of sale upon foreclosure of a deed of trust in favor of an unaffiliated third party institutional lender which encumbers the Property, or by a deed in lieu of foreclosure.  Various, Inc. agrees upon request by Lessor at any time during the Right of First Refusal Period to execute, acknowledge, and deliver to Lessor and to any prospective mortgage lender an instrument in writing agreeing to the foregoing, and, if requested by such prospective mortgage lender, an instrument in writing in form for recording subordinating  the rights of Various, Inc. under this Paragraph 35 to the lien of any such mortgage or deed of trust, provided that the mortgagee or beneficiary of the deed of trust shall agree in such instrument that in the event the mortgagee/beneficiary acquires the Property by foreclosure or by deed in lieu of foreclosure the mortgage lender shall recognize Lessee’s rights under the Lease, including Lessee’s Right of First Refusal to purchase the Property, in the event that the mortgagee/beneficiary elects to offer the Property for sale to a third party.

(f)

If Various, Inc. accepts the First Offer, at the closing of the purchase, and upon the payment by Various, Inc. to Lessor of the purchase price as provided in this Paragraph 35, Lessor shall transfer and convey fee title to the Property to Various, Inc. by grant deed, subject only to (1) non-delinquent property taxes and assessments (if any) (which shall be prorated between Lessor and Various, Inc. as of the date of closing), (2) existing subleases to sublessees other than Various, Inc., and (3) such other exceptions to title that are then existing and set forth in the First Offer.  If the First Offer submitted by Lessor to Various, Inc. provides for an all cash transaction, Lessor shall pay in full at close of escrow any existing mortgage indebtedness encumbering the Property, including any prepayment penalty, or cause the existing mortgage to be defeased, at Lessor’s expense.

(g)       Upon the purchase by Various, Inc. of the Property pursuant to this Paragraph 35, Lessor shall, within ten (10) days after delivery by Various, Inc. to Lessor of the written acceptance of the First Offer, cause to be delivered to Various, Inc. a commitment for title insurance in an amount equal to the purchase price issued by First American Title Insurance Company, covering the Property and naming Various, Inc. as the proposed insured in the amount of the purchase price.  Except for the exceptions to title set forth in the First Offer, or in the commitment for title insurance delivered by Lessor to Lessee, Lessor shall cure any other meritorious title objections of Various, Inc. prior to the date of the closing of the purchase in order that a title insurance policy insuring Various, Inc.’s purchase of the Property consistent with the provisions of this Paragraph 35 can be issued upon the closing of the purchase.

(h)       The closing of  purchase by Various, Inc. of the Property shall be thirty (30) days after delivery to Lessor by Various, Inc. of the acceptance of the First Offer, or, if said thirtieth (30th) day is not a regular business day, then on the next regular business day thereafter.  At the closing, Lessor shall execute and deliver into escrow a Grant Deed transferring fee title to the Property to Various, Inc.  Various, Inc. shall wire transfer to the escrow holder for delivery to

Lessor at the closing the purchase price to be paid by Various, Inc. to Lessor in immediately available funds.  The “closing” or the “closing date” of the sale and transfer shall be the date of recordation of the Grant Deed from Lessor to Various, Inc.

(i)       At the closing of the sale, all real property taxes and assessments levied and assessed against the Property for the year in which the closing of the sale occurs shall be prorated between Lessor and Various, Inc. as of the closing.  If at the closing of the purchase the actual amount of said taxes and assessments for the year in which the closing occurs have not yet been established, they shall be prorated based on the prior year’s taxes levied and assessed, and when the actual amount of the taxes and assessments for the year in which the closing occurs are established, an adjustment shall be made between Lessor and Various, Inc. as to the proportionate share payable by Lessor and Various, Inc. based on the closing date, and Various, Inc. shall reimburse Lessor or be reimbursed by Lessor, as the case may be, for any overage resulting from the proration made at the closing.

(j)       At close of escrow Various, Inc. shall assume the lien of all non-delinquent assessments against the Property, prorated as of the closing, if the First Offer so provides.

(k)       The closing of the sale of the Property shall take place at First American Title Insurance Company, 555 Marshall Street, Redwood City, California 94063, or at such other title company specified by Lessor in the First Offer.  Lessor and Various, Inc. shall pay the premium for the policy of title insurance, escrow fees, recording costs, and other closing costs in accordance with Santa Clara County custom.  No real estate commission shall be payable by Lessor on said sale.

(l)       Rent payable by Various, Inc. pursuant to this Lease and all other costs and expenses attributable to the ownership, management, and operation of the Property shall be prorated between the parties as of the closing date.

(m)      Various, Inc. shall be entitled possession of the Property from and after the date of the recordation of the Grant Deed.

(n)       Each of the parties agrees to execute such other and further instruments and documents as may be necessary or convenient to consummate the sale and transfer of the Property in accordance with the First Offer.  Upon termination of the Right of First Refusal Period pursuant to subparagraph 35(a) above, Various, Inc. shall upon request by Lessor execute, acknowledge, and deliver to Lessor a quit claim deed or other appropriate instrument in form for recording acknowledging the termination and release of Various, Inc.’s rights under this Paragraph 35.

(o)

It is understood and agreed that at the closing of the sale and transfer of the Property, if the First Offer so provides, Various, Inc. shall assume all obligations of Lessor with respect to any existing indebtedness secured by a deed of trust to which the Property is subject that is expressly assumed by Lessee and not paid off by Lessor at closing, including all obligations of Lessor included in any instrument or document securing the repayment of any such loan.  Notwithstanding that Lessor may not be released and discharged by the lender, Various, Inc. shall agree in writing by an instrument delivered through escrow at closing in form reasonably acceptable to Lessor and its counsel to indemnify, save and hold Lessor harmless from and against any claim, liability, obligation, or damage, of whatever kind or nature, including attorneys’ fees, resulting from the failure of Various, Inc. fully and timely to perform the obligations accruing after the closing in connection with any such loan assumed by Various, Inc..  Such indemnity by Various, Inc. shall survive the closing of the sale and transfer of the Property.

36.

General Provisions.

(a)

Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture of any association between Lessor and Lessee, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Lessor and Lessee other than the relationship of landlord and tenant.

(b)

Each and all of the provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, and except as otherwise specifically provided elsewhere in this Lease, their respective heirs, executors, administrators, successors, and assigns, subject at all times, nevertheless, to all agreements and restrictions contained elsewhere in this Lease with respect to the assignment, transfer, encumbering, or subletting of all or any part of Lessee’s interest in this Lease.

(c)

The captions of the paragraphs of this Lease are for convenience only and shall not be considered or referred to in resolving questions of interpretation or construction.

(d)

This Lease is and shall be considered to be the only agreement between the parties hereto and their representatives and agents.  All prior letters of interest, negotiations, and oral agreements between the parties have been merged into and are included herein.  There are no other representations or warranties between the parties and all reliance with respect to representations is solely upon the representations and agreements contained in this instrument.

(e)

The laws of the State of California shall govern the validity, performance, and enforcement of this Lease.  The parties agree that any action for enforcement of this Lease or any other dispute arising hereunder shall be filed exclusively in courts sitting in Santa Clara County, California, and each party to this Lease hereby consents and waives any objection to the jurisdiction and venue of such courts.  Notwithstanding which of the parties may be deemed to have prepared this Lease, this Lease shall not be interpreted either for or against Lessor or Lessee, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

(f)

Time is of the essence with respect to the performance of each of the covenants and agreements contained in this Lease.

(g)

Recourse by Lessee for breach of this Lease by Lessor shall be expressly limited to the amount of Lessor’s interest in the Property and the rents, issues, insurance and condemnation proceeds, sales proceeds, and profits therefrom, and in the event of any such breach or default by Lessor Lessee hereby waives the right to proceed against any other assets of Lessor or against any other assets of any manager or member of Lessor.

(h)

Any provision or provisions of this Lease which shall be found to be invalid, void or illegal by a court of competent jurisdiction, shall in no way affect, impair, or invalidate any other provisions hereof, and the remaining provisions hereof shall nevertheless remain in full force and effect.

(i)

This Lease may be modified in writing only, signed by the parties in interest at the time of such modification.

(j)

Each party represents to the other that the persons signing this Lease on its behalf are properly authorized to do so.  Upon the request of either party, evidence of the written authority of such persons to sign on behalf of the other party shall be provided to the requesting party hereto either prior to or simultaneously with the return to the requesting party of a fully executed copy of this Lease.

(k)

No binding agreement between the parties with respect to the Property shall arise or become effective until this Lease has been duly executed by both Lessee and Lessor and a fully executed copy of this Lease has been delivered to both Lessee and Lessor.

(l)

Lessor and Lessee acknowledge that the terms and conditions of this Lease constitute confidential information of Lessor and Lessee.  Neither party shall disseminate orally or in written form a copy of this Lease, lease proposals, lease drafts, or other documentation containing the terms, details or conditions contained herein to any third party without obtaining the prior written consent of the other party, except to the attorneys, accountants, lenders, investors, potential investors, potential business or merger partners, potential subtenants and assignees or other authorized business representatives or agents of the parties, or to the extent required to comply with applicable Laws.  A violation of this Paragraph 36(l) shall not permit either party to terminate this Lease.

(m)

Except as provided in Paragraph18, Lessor and Lessee waive any claim for consequential damages which one may have against the other for breach of or failure to perform or observe the requirements and obligations created by this Lease.

(n)

Lessor and Lessee each agree to and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee’s use or occupancy of the Property and/or any claim of injury or damage, and any statutory remedy.

(o)

This Lease shall not be recorded by either party without the prior written consent of the other party, which consent the other party may withhold in its sole discretion.

IN WITNESS WHEREOF, the Lessor and Lessee have duly executed this Lease as of the date first set forth herein.

“Lessor”

BATTON ASSOCIATES, LLC,

a California limited liability company

By:

W.F. BATTON MANAGEMENT COMPANY,

a California corporation
Its Managing Member

By: /s/ Harold Balzer

Harold Balzer, President

“Lessee”

VARIOUS, INC.

a California corporation

By:  /s/ Anthony Previte

Its Chief Operating Officer

By:  /s/  Robert Brackett

Its President

LEGAL DESCRIPTION

PARCEL 4. AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON NOVEMBER 9, 1976 IN BOOK 383 OF MAPS, PAGE(S) 19.

APN: 110-34-009

EXHIBIT “A”

LESSOR’S FF&E

Cubicles	196
Chairs	328
Conference Tables	7
Circle Tables	3
Credenzas	3
Desks	10
Storage Racks	8
Computer Server Cabinets	32
UPS Systems	3
Flat Computer Racks	17
Projectors	6
Meeting Room Desks	3

EXHIBIT “B”

COMMENCEMENT MEMORANDUM

Date:                                         , 2008

This Commencement Memorandum is entered into with respect to the Lease dated May 9, 2008 (the “Lease”) between Batton Associates, LLC, a California limited liability company (Lessor”), and Various, Inc., a California corporation (“Lessee”), of the property located at 220 Humboldt Court, Sunnyvale, California 94089 (the “Property”).

In accordance with the Lease, Lessor and Lessee confirm and agree as follows:

1.

Lessee has taken possession of the Property on the date hereof pursuant to Paragraph 1 of the Lease, and Lessee acknowledges that the Property is in the condition required by the Lease.

2.

Lessee hereby acknowledges that under the provisions of the Lease the Commencement Date of the term of the Lease is         , 2008, and the Expiration Date of the term of the Lease is         , 2015.

3.

That in accordance with the provisions of the Lease, Monthly Base Rent and Operating Expenses and Taxes commence to accrue on the              , 2008 (the Commencement Date referred to in Paragraph 2 above), and Operating Expenses and Taxes commence to accrue on         , 2008.

4.

Rent is due and payable by Lessee in advance on the first (1st) day of the month commencing on         , 2008, and continuing monthly on the first day of each month during the term of the Lease (except that Lessee has paid the Monthly Base Rent for the month of         , 2008 concurrently with the execution and delivery of the Lease by Lessor and Lessee).  Lessee’s rent checks should be made payable to Batton Associates, LLC and mailed to Lessor c/o W.F. Batton Management Company, 1000 C Commercial Street, San Carlos, California 94070.

AGREED AND ACCEPTED

LESSEE:

LESSOR:

VARIOUS, INC.,

BATTON ASSOCIATES, LLC,

a California corporation

a California limited liability company

By: W.F. BATTON MANAGEMENT COMPANY,
By:   ________________________

   a California corporation

Name:  ______________________

   Its Managing Member

Its:  _________________________

  By:  _______________________________

  Name: _____________________________

  Its: ________________________________

EXHIBIT “C”